EXHIBIT 10.69


                JBAK CANTON REALTY, INC., as mortgagor
                                           (Borrower)


                                to


               THE CHASE MANHATTAN BANK, as mortgagee
                                           (Lender)


                -----------------------------------

                          MORTGAGE AND
                        SECURITY AGREEMENT
                -----------------------------------



                   Dated:  As of December 30, 1996

                   Location:        J. Baker Corporate Facility
                                    555 Turnpike Street
                                    Canton, Massachusetts 02021

                                    County:          Norfolk

                   PREPARED BY AND UPON
                   RECORDATION RETURN TO:

                   MESSRS. THACHER PROFFITT & WOOD
                   Two World Trade Center
                   New York, New York  10048

                   Attention:       David S. Hall, Esq.

                   File No.:        86000-00376

                   Title No.:







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                  THIS   MORTGAGE  AND   SECURITY   AGREEMENT   (the   "Security
Instrument") is made as of the ____ day of December, 1996, by JBAK CANTON REALTY, INC., a Massachusetts corporation, having its principal place of business at 555 Turnpike Street, Canton, Massachusetts 02021 as mortgagor ("Borrower") to THE CHASE MANHATTAN BANK, a New York banking corporation, having an address at 380 Madison Avenue, 11th Floor, New York, New York 10017 as mortgagee ("Lender").

                           RECITALS:

                  Borrower by its promissory note of even date herewith given to Lender is indebted to Lender in the principal sum of FIFTEEN MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($15,500,000) in lawful money of the United States of America (the note together with all extensions, renewals, modifications, substitutions and amendments thereof shall collectively be referred to as the "Note"), with interest from the date thereof at the rates set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note.

                  Borrower desires to secure the payment of the Debt (as defined in Article 2) and the performance of all of its obligations under the Note and the Other Obligations (as defined in Article ).


                                          Article 1 - GRANTS OF SECURITY

                  Section 1.1 PROPERTY MORTGAGED. Borrower does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Lender, and grant a security interest to Lender in, the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the "Property"):

                           (a) Land. The real property described in Exhibit A attached hereto and made a part hereof (the "Land");

                           (b) Additional  Land. All additional  lands,  estates
                  and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument;

                           (c) Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (the "Improvements");

                           (d) Easements.  All easements,  rights-of-way or use,
                  rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging,

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                  relating or  pertaining to the Land and the  Improvements  and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

                           (e) Fixtures and Personal  Property.  All  machinery,
                  equipment, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Land and the Improvements (collectively, the "Personal Property"), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the "Uniform Commercial Code"), superior in lien to the lien of this Security Instrument and all proceeds and products of the above;

                           (f) Leases and Rents. All leases, subleases and other
                  agreements affecting the use, enjoyment or occupancy of the Land and/or the Improvements heretofore or hereafter entered into and all extensions, amendments and modifications thereto, whether before or after the filing by or against Borrower of any petition for relief under 11 U.S.C. ss.101 et seq., as the same may be amended from time to time (the "Bankruptcy Code") (the "Leases") and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

                           (g)      Condemnation Awards.  All awards or
                  payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the

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                  right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

                           (h) Insurance Proceeds. All proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

                           (i) Tax Certiorari. All refunds, rebates or credits in connection with a reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

                           (j) Conversion. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims;

                           (k) Rights. The right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

                           (l) Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder;

                           (m) Trademarks. All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property; and

                           (n) Other Rights. Any and all other rights of Borrower in and to the items set forth in Subsections
                 (a) through (m) above.

                  Section 1.2 ASSIGNMENT OF RENTS. Borrower hereby absolutely and unconditionally assigns to Lender Borrower's right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of this Section and Section , Lender grants to Borrower a revocable license to collect and receive the Rents. Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.


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                  Section 1.3 SECURITY  AGREEMENT.  This Security  Instrument is
both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Instrument, Borrower hereby grants to Lender, as security for the Obligations (defined in Section ), a security interest in the Personal Property to the full extent that the Personal Property may be subject to the Uniform Commercial Code.

                  Section 1.4 PLEDGE OF MONIES HELD. Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender, including, without limitation, any sums deposited in the Escrow Fund (as defined in Section ), Net Proceeds (as defined in Section 4.4) and condemnation awards or payments described in Section 3.6, as additional security for the Obligations until expended or applied as provided in this Security Instrument.

                        CONDITIONS TO GRANT

                  TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Lender, and the successors and assigns of Lender, forever;

                  PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note and this Security Instrument, shall well and truly perform the Other Obligations as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, these presents and the estate hereby granted shall cease, terminate and be void.


                    Article 2 - DEBT AND OBLIGATIONS SECURED

                  Section 2.1 DEBT. This Security Instrument and the grants, assignments and transfers made in Article are given for the purpose of securing the following, in such order of priority as Lender may determine in its sole discretion (the "Debt"):

                  (a) the payment of the indebtedness evidenced by the Note in lawful money of the United States of America;

                  (b) the payment of interest, default interest, late charges and other sums, as provided in the Note, this Security Instrument or the Other Security Documents (defined below);

                  (c) the payment of the Prepayment Consideration (as defined in the Note), if any;

                  (d) the payment of all other moneys agreed or provided to be paid by Borrower in the Note, this Security Instrument or the Other Security Documents;


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                  (e)      the payment of all sums advanced pursuant to this
         Security Instrument to protect and preserve the Property and the lien and the security interest created hereby;
         and

                  (f) the payment of all sums advanced and costs and expenses incurred by Lender in connection with the Debt or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender.

                  Section 2.2 OTHER OBLIGATIONS. This Security Instrument and the grants, assignments and transfers made in Article are also given for the purpose of securing the following (the "Other Obligations"):

                  (a) the performance of all other obligations of Borrower contained herein;

                  (b) the performance of each obligation of Borrower contained in any other agreement given by Borrower to Lender which is for the purpose of further securing the obligations secured hereby, and any amendments, modifications and changes thereto; and

                  (c) the performance of each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, this Security Instrument or the Other Security Documents.

                  Section 2.3 DEBT AND OTHER OBLIGATIONS. Borrower's obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively below as the "Obligations."

                  Section 2.4 PAYMENTS. Unless payments are made in the required amount in immediately available funds at the place where the Note is payable, remittances in payment of all or any part of the Debt shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in funds immediately available at the place where the Note is payable (or any other place as Lender, in Lender's sole discretion, may have established by delivery of written notice thereof to Borrower) and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default (defined below).



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                                 Article 3 - BORROWER COVENANTS

                  Borrower covenants and agrees that:

                  Section 3.1 PAYMENT OF DEBT. Borrower will pay the Debt at the time and in the manner provided in the Note and in this Security Instrument.

                  Section 3.2 INCORPORATION BY REFERENCE. All the covenants, conditions and agreements contained in (a) the Note and (b) all and any of the documents other than the Note or this Security Instrument now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guaranty payment of the Note (the "Other Security Documents"), are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

                  Section 3.3       INSURANCE.

                  (a) Borrower shall obtain and maintain, or cause to be maintained, insurance for Borrower and the Property providing at least the following coverages:

                           (i)   comprehensive   all  risk   insurance   on  the
                  Improvements and the Personal Property which is owned by Borrower, in each case (A) in an amount equal to 100% of the "Full Replacement Cost," which for purposes of this Security Instrument shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation; (B) containing an agreed amount endorsement with respect to the Improvements and Personal Property which is owned by Borrower, waiving all co-insurance provisions; (C) providing for no deductible in excess of $100,000; and (D) providing coverage for contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements together with an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Property shall at any time constitute legal non-conforming structures or uses. The Full Replacement Cost shall be redetermined from time to time (but not more frequently than once in any twelve (12) calendar months) at the request of Lender by an appraiser or contractor designated and paid by Borrower and approved by Lender, or by an engineer or appraiser in the regular employ of the insurer. After the first appraisal, additional appraisals may be based on construction cost indices customarily employed in the trade. No omission on the part of Lender to request any such ascertainment shall relieve Borrower of any of its obligations under this Subsection;

                           (ii) commercial  general liability  insurance against
                  claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, such insurance (A) to be on the so-called "occurrence" form with a combined single limit of not less than $2,000,000; (B) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (C) to

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                  cover  at  least  the  following  hazards:  (1)  premises  and operations;  (2) products and  completed  operations on an "if
                  any"  basis;   (3)   independent   contractors;   (4)  blanket
                  contractual liability for all written and oral contracts;  and
                  (5) contractual liability covering the indemnities contained in Article hereof to the extent the same is available;

                           (iii) loss of rents  insurance  (A) with loss payable
                  to Lender; (B) covering all risks required to be covered by the insurance provided for in Subsection (a)(i); and (C) in an amount equal to 100% of the projected gross income from the Property for a period of twelve (12) months. The amount of such loss of rents insurance shall be determined prior to the date hereof and at least once each year thereafter based on Borrower's reasonable estimate of the gross income from the Property for the succeeding twelve-month period. All insurance proceeds payable to Lender pursuant to this Subsection shall be held by Lender and shall be applied to the obligations secured hereunder from time to time due and payable hereunder and under the Note; provided, however, that nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the obligations secured hereunder on the respective dates of payment provided for in the Note except to the extent such amounts are actually paid out of the proceeds of such loss of rents insurance;

                           (iv)   at   all   times   during   which   structural
                  construction, repairs or alterations are being made with respect to the Improvements (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in Subsection (a)(i) written in a so-called builder's risk completed value form or equivalent property insurance satisfactory to Lender (1) on a non-reporting basis, (2) against all risks insured against pursuant to Subsection (a)(i), (3) including permission to occupy the Property, and (4) with an agreed amount endorsement waiving co-insurance provisions;

                           (v) workers'  compensation,  subject to the statutory
                  limits of the state in which the Property is located, and employer's liability insurance with a limit of at least $1,000,000 per accident and per disease per employee, and $1,000,000 for disease aggregate in respect of any work or operations on or about the Property, or in connection with the Property or its operation (if applicable);

                           (vi) comprehensive boiler and machinery insurance, if applicable, in amounts as shall be reasonably required by Lender;

                           (vii) if any  portion of the  Improvements  is at any
                  time located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended, or any successor law (the "Flood Insurance Acts"), flood hazard insurance in an amount equal to

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                  the lesser of (A) the principal  balance of the Note,  and (B)
                  the maximum limit of coverage available for the Property under the Flood Insurance Acts;

                           (viii)  earthquake,   sinkhole  and  mine  subsidence
                  insurance, if required by Lender in amounts, form and substance satisfactory to Lender, provided that the insurance pursuant to this Subsection (viii) shall be on terms consistent with the all risk insurance policy required under Subsection 3.3(a)(i);

                           (ix) such  other  insurance  and in such  amounts  as
                  Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the Property located in or around the region in which the Property is located.

                           (b) All insurance provided for in Subsection (a) hereof shall be obtained under valid and enforceable policies (the "Policies" or in the singular, the "Policy"), in such forms and, from time to time after the date hereof, in such amounts as may from time to time be satisfactory to Lender, issued by financially sound and responsible insurance companies authorized to do business in the state in which the Property is located and approved by Lender. The insurance companies must have a general policy rating of A or better and a financial class of VI or better by A.M. Best Company, Inc., and if there are any Securities (defined in Section 19.1 below) issued which have been assigned a rating by a credit rating agency approved by Lender (a "Rating Agency"), the insurance company shall have a claims paying ability rating by such Rating Agency of not less than one rating category below the highest rating at any time assigned to the Securities, but in no event less than BBB by Standard & Poor's Corp. or such comparable rating by such other Rating Agency (each such insurer shall be referred to below as a "Qualified Insurer"). Not less than thirty (30) days prior to the expiration dates of the Policies theretofore furnished to Lender pursuant to Subsection (a), certified copies of the Policies marked "premium paid" or accompanied by evidence satisfactory to Lender of payment of the premiums due thereunder (the "Insurance Premiums"), shall be delivered by Borrower to Lender; provided, however, that in the case of renewal Policies, Borrower may furnish Lender with binders therefor to be followed by the original Policies when issued.

                           (c) Borrower shall not obtain (i) any umbrella or blanket liability or casualty Policy unless, in each case, such Policy is approved in advance in writing by Lender and Lender's interest is included therein as provided in this Security Instrument and such Policy is issued by a Qualified Insurer, or (ii) separate insurance concurrent in form or contributing in the event of loss with that required in Subsection (a) to be furnished by, or which may be reasonably required to be furnished by, Borrower. In the event Borrower obtains separate insurance or an umbrella or a blanket Policy, Borrower shall notify Lender of the same and shall cause certified copies of each Policy to be delivered as required in Subsection (a). Any blanket insurance Policy shall specifically allocate to the Property the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only the Property in compliance with the provisions of Subsection (a). Notwithstanding Lender's approval of any umbrella or blanket liability or casualty Policy

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         hereunder,  Lender reserves the right, in its reasonable discretion, to require  Borrower to obtain a separate  Policy in compliance  with this
         Section 3.3.

                  (d) All Policies of insurance provided for or contemplated by Subsection (a), except for the Policy referenced in Subsection (a)(v), shall name Lender and Borrower as the insured or additional insured, as their respective interests may appear, and in the case of property damage, boiler and machinery, and flood insurance, shall contain a standard non-contributing mortgagee clause in favor of Lender providing that the loss thereunder shall be payable to Lender.

                  (e)      All Policies of insurance provided for in Subsection
         (a) shall contain clauses or endorsements to the effect that:

                           (i) no act  or  negligence  of  Borrower,  or  anyone
                  acting for Borrower, or of any tenant under any Lease or other occupant, or failure to comply with the provisions of any Policy which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Lender is concerned;

                           (ii) the Policy shall not be materially changed (other than to increase the coverage provided thereby) or cancelled without at least 30 days' written notice to Lender and any other party named therein as an insured; and

                           (iii) each  Policy  shall  provide  that the  issuers
                  thereof shall give written notice to Lender if the Policy has not been renewed thirty (30) days prior to its expiration; and

                           (iv) Lender shall not be liable for any Insurance Premiums thereon or subject to any assessments thereunder.

                           (f) If requested by Lender, Borrower shall furnish to Lender, on or before thirty (30) days after the close of each of Borrower's fiscal years, a statement certified by Borrower or a duly authorized officer of Borrower of the amounts of insurance maintained in compliance herewith, of the risks covered by such insurance and of the insurance company or companies which carry such insurance and, if requested by Lender, verification of the adequacy of such insurance by an independent insurance broker or appraiser acceptable to Lender.

                           (g) If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right, without notice to Borrower to take such action as Lender deems necessary to protect its interest in the Property, including, without limitation, the obtaining of such insurance coverage as Lender in its sole discretion deems appropriate, and all expenses incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and until paid shall be secured by this Security Instrument and shall bear interest in accordance with Section
         10.3 hereof.

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                           (h) If the Property shall be damaged or destroyed, in
         whole or in part, by fire or other casualty, Borrower shall give prompt notice of such damage to Lender and shall promptly commence and diligently prosecute the completion of the repair and restoration of the Property as nearly as possible to the condition the Property was in immediately prior to such fire or other casualty, with such alterations as may be approved by Lender (the "Restoration") and otherwise in accordance with Section of this Security Instrument. Borrower shall pay all costs of such Restoration whether or not such costs are covered by insurance.

                  Section 3.4       PAYMENT OF TAXES, ETC.

                  (a) Borrower shall promptly pay or cause to be paid all taxes, assessments, water rates, sewer rents, governmental impositions, and other charges, including without limitation vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Taxes"), all ground rents, maintenance charges and similar charges, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Other Charges"), and all charges for utility services provided to the Property as same become due and payable. Borrower will deliver to
         Lender, promptly upon Lender's request, evidence reasonably satisfactory to Lender that the Taxes, Other Charges and utility service charges have been so paid or are not then delinquent. Borrower shall not suffer and shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Property. Except to the extent sums sufficient to pay all Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument, Borrower shall furnish to Lender paid receipts for the payment of the Taxes and Other Charges prior to the date the same shall become delinquent.

                  (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes, provided that (i) no Event of Default has occurred and is continuing under the Note, this Security Instrument or any of the Other Security Documents, (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Taxes from Borrower and from the Property or Borrower shall have paid all of the Taxes under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost, (vi) Borrower shall have deposited with Lender adequate reserves for the payment of the Taxes, together with all interest and penalties thereon, unless Borrower has paid all of the Taxes under protest, and (vii) Borrower shall have furnished the security as may be required in the proceeding, or as may be requested by Lender to insure the payment of any contested Taxes, together with all interest and penalties thereon.


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



                  Section 3.5 ESCROW FUND. In addition to the initial deposits with respect to Taxes and, if applicable, Insurance Premiums made by Borrower to Lender on the date hereof to be held by Lender in escrow, Borrower shall pay or cause to be paid to Lender on the first day of each calendar month (a) one-twelfth of an amount which would be sufficient to pay the Taxes payable, or estimated by Lender to be payable, during the next ensuing twelve (12) months and (b) at the option of Lender, if the liability or casualty Policy maintained by Borrower covering the Property shall not constitute an approved blanket or umbrella Policy pursuant to Subsection 3.3(c) hereof, or Lender shall require Borrower to obtain a separate Policy pursuant to Subsection 3.3(c) hereof, one-twelfth of an amount which would be sufficient to pay the Insurance Premiums due for the renewal of the coverage afforded by the Policies upon the expiration thereof (the amounts in (a) and (b) above shall be called the "Escrow Fund"). In the event Lender shall elect to collect payments in escrow for Insurance Premiums, Borrower shall pay to Lender an initial deposit to be determined by Lender, in its sole discretion, to increase the amounts in the Escrow Fund to an amount which, together with anticipated monthly escrow payments, shall be sufficient to pay all Insurance Premiums and Taxes as they become due. Borrower agrees to notify Lender immediately of any changes to the amounts, schedules and instructions for payment of any Taxes and Insurance Premiums of which it has or obtains knowledge and authorizes Lender or its agent to obtain the bills for Taxes and Other Charges directly from the appropriate taxing authority. The Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note shall be added together and shall be paid as an aggregate sum by Borrower to Lender. Lender will apply the Escrow Fund to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to Sections and hereof. If the amount of the Escrow Fund shall exceed the amounts due for Taxes and Insurance Premiums pursuant to Sections and hereof, Lender shall, in its discretion, return any excess to Borrower or credit such excess against future payments to be made to the Escrow Fund. In allocating such excess, Lender may deal with the person shown on the records of Lender to be the owner of the Property. If the Escrow Fund is not sufficient to pay the items set forth in (a) and (b) above, Borrower shall promptly pay to Lender, upon demand, an amount which Lender shall estimate as sufficient to make up the deficiency. The Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Lender. No earnings or interest on the Escrow Fund shall be payable to Borrower.

                  Section 3.6 CONDEMNATION. Borrower shall promptly give Lender notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein or in the Note. If the Property or any portion thereof is taken by the power of eminent domain, Borrower shall promptly commence and diligently prosecute the Restoration of the Property in accordance with Section 4.4 of this Security Instrument. In the event Lender is not required to disburse Net Proceeds (defined below) to Borrower in accordance with Section 4.4 of this Security

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



Instrument, Lender may apply any award or payment to the reduction or discharge of the Debt whether or not then due and payable. If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the award or payment, or a portion thereof sufficient to pay the Debt.

                  Section 3.7       LEASES AND RENTS.

                  (a) All renewals of Leases and all proposed Leases shall provide for rental rates and terms comparable to existing local market rates and terms and shall be arms-length transactions with bona fide, independent third party tenants. All proposed Leases and renewals of existing Leases (other than residential Leases relating to a residential multifamily property) shall be subject to the prior approval of Lender and its counsel, at Borrower's expense. All Leases shall provide that they are subordinate to this Security Instrument and that the lessee agrees to attorn to Lender. Borrower (i) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of any of the Leases as security for the Debt; (ii) shall promptly send copies to Lender of all notices of default which Borrower shall send or receive thereunder; (iii) shall enforce all of the terms, covenants and conditions contained in the Leases upon the part of the lessee thereunder to be observed or performed, short of termination thereof; provided however, with respect to multifamily residential property, a residential Lease may be terminated in the event of a default by the tenant thereunder; (iv) shall not collect any of the Rents more than one (1) month in advance; (v) shall not execute any other assignment of the lessor's interest in any of the Leases or the Rents; (vi) shall not alter, modify or change the terms of any Leases without the prior written consent of Lender, or cancel or terminate any Leases or accept a surrender thereof or convey or transfer or suffer or permit a conveyance or transfer of the Land or of any interest therein so as to effect a merger of the estates and rights of or a termination or diminution of the obligations of, lessees thereunder; (vii) shall not alter, modify or change the terms of any guaranty, letter of credit or other credit support with respect to any of the Leases (the "Lease Guaranty") or cancel or terminate such Lease Guaranty without the prior written consent of Lender; and (viii) shall not consent to any assignment of or subletting under any Leases not in accordance with their terms, without the prior written consent of Lender.

                  (b)      Intentionally Omitted

                  (c) Upon the occurrence of an Event of Default, to the extent permitted by law, Borrower shall promptly deposit with Lender any and all monies representing security deposits under the Leases, whether or not Borrower actually received such monies (the "Security Deposits"). Lender shall hold the Security Deposits in accordance with the terms of the respective Lease, and shall only release the Security Deposits in order to return a tenant's Security Deposit to such tenant if such tenant is entitled to the return of the Security Deposit under the terms of the Lease and is not otherwise in default under the Lease. To the extent required by Applicable Laws (defined below), Lender shall hold the Security Deposits in an interest bearing account selected by Lender in its sole discretion. In the event Lender is not permitted by law to hold the Security

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



         Deposits, Borrower shall deposit the Security Deposits into an account with a federally insured institution as approved by Lender.

                  (d) Notwithstanding anything to the contrary contained in this
         Section 3.7, Lender shall consent to a one-time assignment or other transfer of the tenant's interest in the J.Baker Lease (as defined in Section 5.10) provided J. Baker, Inc. continues to guaranty the tenant's obligations under said lease. Notwithstanding the foregoing, Lender agrees to release JBI, Inc. from further liability under the J. Baker Lease and to allow J. Baker, Inc. to terminate its Lease Guaranty in connection with such a transfer provided that (a) Lender receives thirty (30) days prior written notice of such termination, (b) no default has occurred and is continuing under this Security Instrument, the Note or the Other Security Documents and (c) upon the satisfaction (in the sole determination of Lender) of such conditions as may be reasonably imposed by Lender, which may include, but shall not be limited to, the following matters:

                  A. Tenant's proposed transferee ("Tenant's Transferee") shall have a credit rating from Standard's & Poor's Corp. or Moody's or such comparable
                           Rating Agency (a) if Lender has not released the balance of the reserve amount held pursuant to that certain Tenant Credit Reserve and Security
                           Agreement dated the date hereof, by and between Borrower and Lender (the "Additional Reserve") pursuant to the terms thereof, equal to or greater than that of J. Baker, Inc. as of the date hereof and at the time of said transfer or (b) if Lender has released the balance of the Additional Reserve pursuant to the terms thereof, of not less than an investment grade credit rating from Standard & Poor's Corp. or Moody's or such comparable Rating Agency;

                  B. Borrower shall pay to Lender a processing fee of $4,000 upon request for approval of such termination and a fee equal to 1% of the outstanding principal balance of the Loan upon approval of the release of JBI, Inc. from further liability under the
                           J. Baker Lease and the termination of the Lease Guaranty;

                  C. Borrower shall pay any and all out-of-pocket costs incurred in connection with the termination (including, without limitation, Lender's reasonable counsel fees and disbursements);

                  D. Tenant's Transferee shall, as of the date of such transfer, have an aggregate net worth and liquidity of not less than that of J. Baker, Inc. as of the date hereof and as of the date of the transfer;

                  E. Tenant's Transferee must not have been a party to any bankruptcy proceeding, voluntary or involuntary, made an assignment for the benefit of creditors or taken advantage of any insolvency act, or any act for the benefit of debtors within seven (7) years prior to the date of the transfer;


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



                  F. Tenant's Transferee shall assume all of the obligations of the tenant under the J. Baker Lease;

                  G. There shall be no material litigation pending against Tenant's Transferee that is not acceptable to Lender;
                            and

                  H. Tenant's Transferee shall not have defaulted under its or their obligations with respect to any other indebtedness beyond any applicable grace period.

                  Section 3.8 MAINTENANCE OF PROPERTY. Borrower shall cause the Property to be maintained in a good and safe condition and repair. The Improvements and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Personal Property) without the consent of Lender. Borrower shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any casualty, or become damaged, worn or dilapidated or which may be affected by any proceeding of the character referred to in Section hereof and shall complete and pay for any structure at any time in the process of construction or repair on the Land. Borrower shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit the nonconforming use to be discontinued or abandoned without the express written consent of Lender.

                  Section 3.9 WASTE. Borrower shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or give cause for cancellation of any Policy, or do or permit to be done thereon anything that may in any way impair the value of the Property or the security of this Security Instrument. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

                  Section 3.10      COMPLIANCE WITH LAWS.

                  (a) Borrower shall promptly comply with all existing and future federal, state and local laws, orders, ordinances, governmental rules and regulations or court orders affecting or which may be interpreted to affect the Property, or the use thereof ("Applicable Laws").

                  (b) Borrower shall from time to time, upon Lender's request, provide Lender with evidence satisfactory to Lender that the Property complies with all Applicable Laws or is exempt from compliance with Applicable Laws.

                  (c) Notwithstanding any provisions set forth herein or in any document regarding Lender's approval of alterations of the Property, Borrower shall not alter the Property in any manner which would increase Borrower's responsibilities for compliance

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



         with Applicable Laws without the prior written approval of Lender. Lender's approval of the plans, specifications, or working drawings for alterations of the Property shall create no responsibility or liability on behalf of Lender for their completeness, design, sufficiency or their compliance with Applicable Laws. The foregoing shall apply to tenant improvements constructed by Borrower or by any of its tenants. Lender may condition any such approval upon receipt of a certificate of compliance with Applicable Laws from an independent architect, engineer, or other person acceptable to Lender.

                  (d) Borrower shall give prompt notice to Lender of the receipt by Borrower of any notice related to a violation of any Applicable Laws and of the commencement of any proceedings or investigations which relate to compliance with Applicable Laws.

                  Section 3.11      BOOKS AND RECORDS.

                  (a) Borrower and any Guarantors (defined in Subsection (e)) and Indemnitor(s) (defined in Subsection (o)), if any, shall keep adequate books and records of account in accordance with generally accepted accounting principles ("GAAP"), or in accordance with other methods acceptable to Lender in its sole discretion, consistently applied and furnish to Lender:

                           (i) monthly  certified rent rolls signed and dated by
                  Borrower, detailing the names of all tenants of the Improvements, the portion of Improvements occupied by each tenant, the base rent and any other charges payable under each Lease and the term of each Lease, including the expiration date, and any other information as is reasonably required by Lender, within twenty (20) days after the end of each calendar month;

                           (ii) upon Lender's written request therefor, quarterly operating statements of the Property, prepared and certified by Borrower in the form required by Lender, detailing the revenues received, the expenses incurred and the net operating income before and after debt service (principal and interest) and major capital improvements for that quarter and containing appropriate year to date information, within thirty (30) days after the end of each fiscal quarter;

                           (iii) an annual  operating  statement of the Property
                  detailing the total revenues received, total expenses incurred, total cost of all capital improvements, total debt service and total cash flow, to be prepared and certified by Borrower in the form required by Lender, or if required by Lender, an audited annual operating statement prepared and certified by an independent certified public accountant acceptable to Lender, within sixty (60) days after the close of each fiscal year of Borrower;

                           (iv) an  annual  balance  sheet and  profit  and loss
                  statement of Borrower, any Guarantors and any Indemnitor(s) in the form required by Lender, prepared and certified by the respective Borrower, Guarantors and/or Indemnitor(s), or if required by Lender, audited financial statements prepared by an independent certified public accountant reasonably acceptable to Lender, within sixty (60) days

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



                  after the close of each fiscal year of Borrower, Guarantors and Indemnitor(s), as the case may be; and

                           (v) an annual operating budget presented on a monthly
                  basis consistent with the annual operating statement described above for the Property, including cash flow projections for the upcoming year, and all proposed capital replacements and improvements at least fifteen (15) days prior to the start of each fiscal year.

         Notwithstanding the provisions of this Subsection 3.11(a), Lender agrees not to require the rent rolls referred to in Subsection 3.11(a)(i) for so long as J. Baker, Inc. is the guarantor of the lease of the entire Property.

                  (b) Upon request from Lender, Borrower, any Guarantor and any Indemnitor shall furnish in a timely manner to Lender:

                           (i) a property  management  report for the  Property,
                  showing the number of inquiries made and/or rental applications received from tenants or prospective tenants and deposits received from tenants and any other information requested by Lender, in reasonable detail and certified by Borrower (or an officer, general partner, member or principal of Borrower if Borrower is not an individual) under penalty of perjury to be true and complete, but no more frequently than quarterly; and

                           (ii) an accounting  of all security  deposits held in
                  connection with any Lease of any part of the Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to obtain information regarding such accounts directly from such financial institutions.

         Notwithstanding the provisions of this Subsection 3.11(b), Lender agrees not to require the reports referred to in Subsection 3.11(b) for so long as J. Baker, Inc. is the guarantor of the lease of the entire Property.

                  (c) Borrower, any Guarantor and any Indemnitor shall furnish Lender with such other additional financial or management information (including State and Federal tax returns) as may, from time to time, be reasonably required by Lender in form and substance satisfactory to Lender.

                  (d) Borrower, any Guarantor and any Indemnitor shall furnish to Lender and its agents convenient facilities for the examination and audit of any such books and records.

                  Section 3.12 PAYMENT FOR LABOR AND MATERIALS. Borrower will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials

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



incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof, except for the Permitted Exceptions (defined below).

                  Section 3.13 PERFORMANCE OF OTHER AGREEMENTS. Borrower shall observe and perform each and every term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Property, or given by Borrower to Lender for the purpose of further securing an obligation secured hereby and any amendments, modifications or changes thereto.


                                           Article 4 - SPECIAL COVENANTS

         Borrower covenants and agrees that:

                  Section 4.1 PROPERTY USE. The Property shall be used only for a commercial office building and distribution center, and for no other use without the prior written consent of Lender, which consent may be withheld in Lender's sole and absolute discretion.

                  Section 4.2       ERISA.

                  (a) It shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Security Instrument and the Other Security Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); provided, however, that Borrower shall not be deemed to have breached the representation in this Section 4.2(a) if a prohibited transaction occurs which would not have occurred if all or part of Lender's interest had not been transferred to an employee benefit plan (as defined in Section 3(3) of ERISA) or an entity using assets of such a plan (as defined in 29 C.F.R. ss.2510.3-101).

                  (b) Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of the Security Instrument, as requested by Lender in its sole discretion, that (i) Borrower is not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA;
         (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

                           (A) Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R.
         ss. 2510.3-101(b)(2);


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                           (B) Less than 25 percent of each outstanding class of
                  equity  interests  in  Borrower  are  held  by  "benefit  plan
                  investors"    within   the   meaning   of   29   C.F.R.    ss.
                  2510.3-101(f)(2); or

                           (C) Borrower qualifies as an "operating company" or a
                  "real estate operating company" within the meaning of 29 C.F.R. ss. 2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

                  Section 4.3 SINGLE PURPOSE ENTITY. Borrower covenants and agrees that it has not and shall not and agrees that its general partner(s), if Borrower is a partnership, its managing member(s), if Borrower is a limited liability company, or its principal shareholders, if Borrower is a corporation (in each case, "Principal"), has not and shall not:

                  (a) with  respect  to  Borrower,  engage  in any  business  or activity other than the ownership, operation and maintenance of the Property, and activities incidental thereto and with respect to Principal, engage in any business or activity other than the ownership of its interest in Borrower, and activities incidental thereto including the management of the Property;

                  (b) with respect to Borrower, acquire or own any material assets other than (i) the Property, and (ii) such incidental Personal Property as may be necessary for the operation of the Property and with respect to Principal, acquire or own any material asset other than its interest in Borrower;

                  (c) merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case Lender's consent;

                  (d) fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, or without the prior written consent of Lender, amend, modify, terminate or fail to comply with the provisions of Borrower's Partnership Agreement, Articles or Certificate of Incorporation, Articles of Organization or similar organizational documents, as the case may be, or of Principal's Partnership Agreement, Articles or Certificate of Incorporation, Articles of Organization or similar organizational documents, as the case may be, whichever is applicable;

                  (e) own any subsidiary or make any investment in, any person or entity without the consent of Lender;

                  (f) commingle its assets with the assets of any of its members, general partners, affiliates, principals or of any other person or entity;

                  (g) with respect to Borrower, incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Debt, except for trade payables in the ordinary course of its business of owning and operating the Property, provided that such debt is not evidenced by a note and paid when due and with respect

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         to Principal, incur any debt secured or unsecured, direct or contingent
         (including guaranteeing any obligations);

                  (h) become insolvent and fail to pay its debts and liabilities from its assets as the same shall become due;

                  (i) fail to maintain its records, books of account and bank accounts separate and apart from those of the members, general partners, principals and affiliates of Borrower or of Principal, as the case may be, the affiliates of a member, general partner or principal of Borrower or Principal, as the case may be, and any other person or entity;

                  (j) enter into any contract or agreement with any member, general partner, principal or affiliate of Borrower or of Principal, as the case may be, Guarantor or Indemnitor, or any member, general partner, principal or affiliate thereof, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any member, general partner, principal or affiliate of Borrower or of Principal, as the case may be, Guarantor or Indemnitor, or any member, general partner, principal or affiliate thereof;

                  (k) seek the dissolution or winding up in whole, or in part, of Borrower or of Principal, as the case may be;

                  (l) fail to correct any known misunderstandings regarding the separate identity of Borrower, or of Principal, as the case may be, or any member, general partner, principal or affiliate thereof or any other person;

                  (m) hold itself out to be responsible for the debts of another person;

                  (n) make any loans or advances to any third party, including any member, general partner, principal or affiliate of Borrower, or of Principal, as the case may be, or any member, general partner, principal or affiliate thereof without Lender's prior written consent;

                  (o) fail to file its own tax returns (except that Lender acknowledges that Borrower and Principal will file a consolidated tax return with J. Baker, Inc. which shall provide that Borrower, Principal and J. Baker, Inc. are separate legal entities);

                  (p) agree to, enter into or consummate any transaction which would render Borrower or Principal, as the case may be, unable to furnish the certification or other evidence referred to in Section (b) hereof;

                  (q) fail either to hold itself out to the public as a legal entity separate and distinct from any other entity or person or to conduct its business solely in its own name in order not (i) to mislead others as to the identity with which such other party is transacting business, or (ii) to suggest that Borrower or Principal, as the case may be, is responsible for the debts of any third party (including any member, general partner,

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



         principal or affiliate of Borrower, or of Principal, as the case may be, or any member, general partner, principal or affiliate thereof);

                  (r) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

                  (s) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors; or

                  (t) share any common logo with or hold itself out as or be considered as a department or division of (i) any general partner, principal, member or affiliate of Borrower or of Principal, as the case may be, (ii) any affiliate of a general partner, principal or member of Borrower or of Principal, as the case may be, or (iii) any other person or entity.

                  Section 4.4 RESTORATION. The following provisions shall apply in connection with the Restoration of the Property:

                  (a) If the Net Proceeds (defined below) shall be less than $75,000 and the costs of completing the Restoration shall be less than $75,000, the Net Proceeds will be disbursed by Lender to Borrower upon receipt, provided that all of the conditions set forth in Subsection
         (b)(i) are met and Borrower delivers to Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Security Instrument.

                  (b) If the Net  Proceeds  are equal to or greater than $75,000 or the costs of completing the Restoration is equal to or greater than $75,000, Lender shall make the Net Proceeds available for Restoration in accordance with the provisions of this Subsection 4.4(b). The term "Net Proceeds" for purpose of this Section 4.4 shall mean: (i) the net amount of all insurance proceeds received by Lender pursuant to Subsections (a)(i), (iv), (vi) and (vii) of this Security Instrument as a result of such damage or destruction, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting the same (the "Insurance Proceeds"), or (ii) the net amount of all awards and payments received by Lender with respect to a taking referenced in
         Section 3.6 of this Security Instrument, after deduction of its reasonable costs and expenses (including, but not limited to reasonable counsel fees), if any, in collecting the same ("Condemnation Proceeds"), whichever the case may be, available for the Restoration in accordance with the provisions of this Subsection (b).

                         (i) The Net Proceeds shall be made available to Borrower for the Restoration provided that each of the following conditions are met:


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                                    (A) no Event of Default  shall have occurred
                           and be continuing under the Note, this Security Instrument or any of the Other Security Documents;

                                    (B) (1) in the  event the Net  Proceeds  are
                           Insurance Proceeds, less than fifty percent (50%) of the total floor area of the Improvements has been damaged, destroyed or rendered unusable as a result of such fire or other casualty or (2) in the event that the Net Proceeds are Condemnation Proceeds, said Condemnation Proceeds do not exceed $200,000;

                                    (C)  Leases  demising  in the  aggregate  at
                           least 50% of the total rentable space in the Property which has been demised under executed and delivered Leases in effect as of the date of the occurrence of such fire or other casualty or taking, whichever the case may be, shall remain in full force and effect during and after the completion of the Restoration;

                                    (D) Borrower shall commence the  Restoration
                           as soon as reasonably practicable (but in no event later than thirty (30) days after such damage or destruction or taking, whichever the case may be, occurs) and shall diligently pursue the same to satisfactory completion (Restoration shall be deemed commenced upon the filing of a building permit);

                                    (E)  Lender  shall  be  satisfied  that  any
                           operating deficits which will be incurred with respect to the Property as a result of the occurrence of any such fire or other casualty or taking, whichever the case may be, will be covered out of (1) the Net Proceeds, (2) the insurance coverage referred to in Subsection (a)(iii), or (3) by other funds of Borrower;

                                    (F) Lender shall be satisfied that, upon the
                           completion of the Restoration, the gross cash flow and the net cash flow of the Property will be restored to a level sufficient to cover all carrying costs and operating expenses of the Property, including, without limitation, debt service on the Note at a coverage ratio (after deducting all required reserves as required by Lender from net operating income) of at least 1.2 to 1.0, which coverage ratio shall be determined by Lender in its sole and absolute discretion on the basis of the Applicable Interest Rate (as defined in the Note);

                                    (G)  Lender  shall  be  satisfied  that  the
                           Restoration will be completed on or before the earliest to occur of (1) six (6) months prior to the Maturity Date (as defined in the Note), (2) six (6) months after the occurrence of such fire or other casualty, or taking, whichever the case may be, or
                           (3) such time as may be required under applicable zoning law, ordinance, rule or regulation in order to repair and restore the Property to the condition it was in immediately prior to such fire or other casualty

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                           or to as nearly as possible the condition it was in
                           immediately prior to such taking, as applicable;

                                    (H)  Borrower  shall  execute and deliver to
                           Lender a completion guaranty in form and substance satisfactory to Lender and its counsel pursuant to the provisions of which Borrower shall guaranty to Lender the lien-free completion by Borrower of the Restoration in accordance with the provisions of this Subsection (b);

                                    (I) the Property  and the use thereof  after
                           the Restoration will be in compliance with and permitted under all applicable zoning laws, ordinances, rules and regulations; and

                                    (J)  the  Restoration   shall  be  done  and
                           completed by Borrower in an expeditious and diligent fashion and in compliance with all applicable governmental laws, rules and regulations (including, without limitation, all applicable Environmental Laws (defined below); and

                                    (K)  with   respect   to  a  taking  of  the
                           Property, such taking does not (1) result in the violation of any requirement pursuant to the terms of any Leases or (2) adversely impact the operations and/or the fair market value of the Property, as determined by Lender in its sole discretion.

                           (ii) The Net  Proceeds  shall be held by Lender  and,
                  until disbursed in accordance with the provisions of this Subsection (b), shall constitute additional security for the Obligations. The Net Proceeds shall be disbursed by Lender to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence satisfactory to Lender that (A) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and (B) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Property arising out of the Restoration which have not either been fully bonded to the satisfaction of Lender and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company insuring the lien of this Security Instrument.

                           (iii) All plans and specifications required in connection with the Restoration shall be subject to prior review and acceptance in all respects by Lender and by an independent consulting engineer selected by Lender (the "Restoration Consultant"). Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to prior review and acceptance by Lender and the Restoration Consultant. All costs and expenses incurred by

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                  Lender in  connection  with making the Net Proceeds  available for the Restoration including, without limitation,  reasonable
                  counsel   fees   and   disbursements   and   the   Restoration
                  Consultant's fees, shall be paid by Borrower.

                           (iv) In no event shall  Lender be  obligated  to make
                  disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Restoration Consultant, minus the Restoration Retainage. The term "Restoration Retainage" as used in this Subsection (b) shall mean an amount equal to 10% of the costs actually incurred for work in place as part of the Restoration, as certified by the Restoration Consultant, until such time as the Restoration Consultant certifies to Lender that Net Proceeds representing 50% of the required Restoration have been disbursed. There shall be no Restoration Retainage with respect to costs actually incurred by Borrower for work in place in completing the last 50% of the required Restoration. The Restoration Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Subsection (b), be less than the amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the Restoration. The Restoration Retainage shall not be released until the Restoration Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Subsection
                  (b) and that all approvals necessary for the re-occupancy and use of the Property have been obtained from all appropriate governmental and quasi-governmental authorities, and Lender receives evidence satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the Restoration Retainage, provided, however, that Lender will release the portion of the Restoration Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Restoration Consultant certifies to Lender that the contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the contractor's, subcontractor's or materialman's contract, and the contractor, subcontractor or materialman delivers the lien waivers and evidence of payment in full of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company insuring the lien of this Security Instrument. If required by Lender, the release of any such portion of the Restoration Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman.

                           (v)   Lender   shall   not  be   obligated   to  make
                  disbursements of the Net Proceeds more frequently than once every calendar month.

                           (vi) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the opinion of Lender, be sufficient to pay in full the balance of the costs which are estimated by the Restoration Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the "Net Proceeds Deficiency") with Lender before any further

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                  disbursement  of the  Net  Proceeds  shall  be  made.  The Net
                  Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in
                  connection   with  the  Restoration  on  the  same  conditions
                  applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Subsection (b) shall constitute additional security for the Obligations.

                           (vii) The excess, if any, of the Net Proceeds and the
                  remaining  balance,  if any,  of the Net  Proceeds  Deficiency deposited with Lender after the Restoration Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Subsection (b), and the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to Borrower, provided no Event of Default shall have occurred and shall be continuing under the Note, this Security Instrument or any of the Other Security Documents.

                  (c) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to Subsection (b)(vii) may be retained and applied by Lender toward the payment of the Debt whether or not then due and payable in such order, priority and proportions as Lender in its discretion shall deem proper or, at the discretion of Lender, the same may be paid, either in whole or in part, to Borrower for such purposes as Lender shall designate, in its discretion. If Lender shall receive and retain Net Proceeds, the lien of this Security Instrument shall be reduced only by the amount thereof received and retained by Lender and actually applied by Lender in reduction of the Debt.


                 Article 5 - REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants to Lender that:

                  Section 5.1 WARRANTY OF TITLE. Borrower has good title to the Property and has the right to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the same and that Borrower possesses an unencumbered fee simple absolute estate in the Land and the Improvements and that it owns the Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions shown in the title insurance policy insuring the lien of this Security Instrument (the "Permitted Exceptions"). Borrower shall forever warrant, defend and preserve the title and the validity and priority of the lien of this Security Instrument and shall forever warrant and defend the same to Lender against the claims of all persons whomsoever.

                  Section 5.2 AUTHORITY. Borrower (and the undersigned representative of Borrower, if any) has full power, authority and legal right to execute this Security Instrument, and to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the Property pursuant to the terms hereof and to keep and observe all of the terms of this Security Instrument on Borrower's part to be performed.

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                  Section 5.3 LEGAL STATUS AND  AUTHORITY.  Borrower (a) is duly organized, validly existing and in good standing under the laws of its state of organization or incorporation; (b) is duly qualified to transact business and is in good standing in the State where the Property is located; and (c) has all necessary approvals, governmental and otherwise, and full power and authority to own the Property and carry on its business as now conducted and proposed to be conducted. Borrower now has and shall continue to have the full right, power and authority to operate and lease the Property, to encumber the Property as provided herein and to perform all of the other obligations to be performed by Borrower under the Note, this Security Instrument and the Other Security Documents.

                  Section 5.4 VALIDITY OF DOCUMENTS. (a) The execution, delivery and performance of the Note, this Security Instrument and the Other Security Documents and the borrowing evidenced by the Note (i) are within the corporate/partnership/company power of Borrower; (ii) have been authorized by all requisite corporate/partnership/company action; (iii) have received all necessary approvals and consents, corporate, governmental or otherwise; (iv) will not violate, conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any provision of law, any order or judgment of any court or governmental authority, the articles of incorporation, by-laws, partnership or trust agreement, articles of organization, operating agreement, or other governing instrument of Borrower, or any indenture, agreement or other instrument to which Borrower is a party or by which it or any of its assets or the Property is or may be bound or affected;
(v) will not result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of its assets, except the lien and security interest created hereby; and (vi) will not require any authorization or license from, or any filing with, any governmental or other body (except for the recordation of this instrument in appropriate land records in the State where the Property is located and except for Uniform Commercial Code filings relating to the security interest created hereby); and (b) the Note, this Security Instrument and the Other Security Documents constitute the legal, valid and binding obligations of Borrower.

                  Section 5.5 LITIGATION. There is no action, suit or proceeding, judicial, administrative or otherwise (including any condemnation or similar proceeding), pending or, to the best of Borrower's knowledge, threatened or contemplated against, or affecting, Borrower, a Guarantor, if any, an Indemnitor, if any, or the Property.

                  Section 5.6       STATUS OF PROPERTY.

                  (a) No portion of the Improvements is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the Flood Insurance Acts or, if any portion of the Improvements is located within such area, Borrower has obtained and will maintain the insurance prescribed in Section hereof.

                  (b) Borrower has obtained all necessary certificates, licenses and other approvals, governmental and otherwise, necessary for the operation of the Property and the conduct of its business and all required zoning, building code, land use, environmental and other similar permits or approvals, all of which are in full force and

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         effect as of the date hereof and not subject to revocation, suspension, forfeiture or modification.

                  (c) To the best of Borrower's knowledge after due inquiry and investigation, the Property and the present and contemplated use and occupancy thereof are in full compliance with all applicable zoning ordinances, building codes, land use and environmental laws and other similar laws.

                  (d) The Property is served by all utilities required for the current or contemplated use thereof. All utility service is provided by public utilities and the Property has accepted or is equipped to accept such utility service.

                  (e) All public roads and streets necessary for service of and access to the Property for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public.

                  (f) The Property is served by public water and sewer systems.

                  (g) The Property is free from damage caused by fire or other casualty.

                  (h) All costs and expenses of any and all labor, materials, supplies and equipment used in the construction of the Improvements have been paid in full.

                  (i) Borrower has paid in full for, and is the owner of, all furnishings, fixtures and equipment (other than tenants' property) used in connection with the operation of the Property, free and clear of any and all security interests, liens or encumbrances, except the lien and security interest created hereby.

                  (j) To the best of Borrower's knowledge after due inquiry and investigation, all liquid and solid waste disposal, septic and sewer systems located on the Property are in a good and safe condition and repair and in compliance with all Applicable Laws.

                  Section 5.7 NO FOREIGN PERSON. Borrower is not a "foreign person" within the meaning of Sections 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

                  Section 5.8 SEPARATE TAX LOT. The Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Property or any portion thereof.

                  Section 5.9       ERISA COMPLIANCE.

                  (a) As of the date hereof and throughout the term of this Security Instrument, (i) Borrower is not and will not be an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, and (ii) the assets of Borrower do not

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         and will not constitute "plan assets" of one or more such plans for purposes of Title I of  ERISA; and

                  (b) As of the date hereof and throughout the term of this Security Instrument (i) Borrower is not and will not be a "governmental plan" within the meaning of Section 3(3) of ERISA and (ii) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of and fiduciary obligations with respect to governmental plans.

                  Section 5.10 LEASES. (a) Borrower is the sole owner of the entire lessor's interest in the Leases; (b) the Leases are valid and enforceable and in full force and effect; (c) all of the Leases are arms-length agreements with bona fide, independent third parties (except, however, with respect to that certain lease dated December 11, 1996 between Borrower, as landlord, and JBI, Inc., as tenant (the "J. Baker Lease")); (d) no party under any Lease is in default; (e) all Rents due have been paid in full; (f) the terms of all alterations, modifications and amendments to the Leases are reflected in the certified occupancy statement delivered to and approved by Lender; (g) none of the Rents reserved in the Leases have been assigned or otherwise pledged or hypothecated; (h) none of the Rents have been collected for more than one (1) month in advance; (i) the premises demised under the Leases have been completed and the tenants under the Leases have accepted the same and have taken possession of the same on a rent-paying basis; (j) there exist no offsets or defenses to the payment of any portion of the Rents; (k) no Lease contains an option to purchase, right of first refusal to purchase, or any other similar provision; (l) no person or entity has any possessory interest in, or right to occupy, the Property except under and pursuant to a Lease; (m) each Lease is subordinate to this Security Instrument, either pursuant to its terms or a recorded subordination agreement; and (n) no Lease has the benefit of a non-disturbance agreement that would be considered unacceptable to prudent institutional lenders.

                  Section 5.11 FINANCIAL CONDITION. (a) (i) Borrower is solvent, and no bankruptcy, reorganization, insolvency or similar proceeding under any state or federal law with respect to Borrower has been initiated, and (ii) Borrower has received reasonably equivalent value for the granting of this Security Instrument.

                  (b) No petition in bankruptcy has been filed by or against Borrower, JBI, Inc. or J. Baker, Inc., or any principal, general partner or member thereof, in the last seven (7) years, and neither Borrower, JBI, Inc. nor J. Baker, Inc. or any principal, general partner or member thereof, in the last seven (7) years has ever made any assignment for the benefit of creditors or taken advantage of any insolvency act or any act for the benefit of debtors.

                  Section 5.12 BUSINESS PURPOSES. The loan evidenced by the Note secured by the Security Instrument and the Other Security Documents (the "Loan") is solely for the business purpose of Borrower, and is not for personal, family, household, or agricultural purposes.

                  Section 5.13 TAXES. Borrower, any Guarantor and any Indemnitor have filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by them and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them. Neither Borrower, any Guarantor

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nor any Indemnitor  knows of any basis for any additional  assessment in respect of any such taxes and related liabilities for prior years.

                  Section 5.14 MAILING ADDRESS. Borrower's mailing address, as set forth in the opening paragraph hereof or as changed in accordance with the provisions hereof, is true and correct.

                  Section  5.15  NO  CHANGE  IN  FACTS  OR  CIRCUMSTANCES.   All
information in the application for the Loan submitted to Lender (the "Loan Application") and in all financing statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan Application or in satisfaction of the terms thereof, are accurate, complete and correct in all material respects. There has been no adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading.

                  Section 5.16 DISCLOSURE. Borrower has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading.

                  Section 5.17 THIRD PARTY REPRESENTATIONS. Each of the representations and the warranties made by each Guarantor and Indemnitor herein or in any Other Security Document(s) is true and correct in all material respects.

                  Section 5.18 ILLEGAL ACTIVITY. No portion of the Property has been or will be purchased with proceeds of any illegal activity.

                  Section 5.19 CONTRACTS. All contracts, agreements, consents, waivers, documents and writings of every kind or character at any time to which Borrower is a party to be delivered to Lender pursuant to any of the provisions of this Security Instrument are valid and enforceable against Borrower and, to the best knowledge of Borrower, are enforceable against all other parties thereto, and, to Borrower's actual knowledge, in all respects are what they purport to be and, to the best knowledge of Borrower, to the extent that any such writing shall impose any obligation or duty on the party thereto or constitute a waiver of any rights which any such party might otherwise have, said writing shall be valid and enforceable against said party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally.


                    Article 6 - OBLIGATIONS AND RELIANCES

                  Section 6.1 RELATIONSHIP OF BORROWER AND LENDER. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Note, this Security Instrument and the Other Security Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

                  Section 6.2 NO RELIANCE ON LENDER. Lender will be relying solely upon Borrower's expertise and business plan in connection with the ownership and operation of the

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Property.  Borrower is not relying on Lender's expertise, business acumen or advice in connection with the Property.

                  Section 6.3 NO LENDER OBLIGATIONS. (a) Notwithstanding the provisions of Subsections (f) and (l) or Section , Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

                  (b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Note or the Other Security Documents, including without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

                  Section 6.4 RELIANCE. Borrower recognizes and acknowledges that in accepting the Note, this Security Instrument and the Other Security Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof; that the warranties and representations are a material inducement to Lender in accepting the Note, this Security Instrument and the Other Security Documents; and that Lender would not be willing to make the Loan and accept this Security Instrument in the absence of the warranties and representations as set forth in Article 5.


                        Article 7 - FURTHER ASSURANCES

                  Section 7.1 RECORDING OF SECURITY INSTRUMENT, ETC. Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the Other Security Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the Other Security Documents, any note or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.


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                  Section 7.2 FURTHER ACTS,  ETC.  Borrower will, at the cost of
Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Applicable Laws. Borrower, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Lender in the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation such rights and remedies available to Lender pursuant to this Section .

          Section 7.3       CHANGES IN TAX, DEBT CREDIT AND DOCUMENTARY STAMP
                            -------------------------------------------------
LAWS.
----

                  (a) If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the
         Property, Borrower will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then Lender shall have the option by written notice of not less than ninety (90) days to declare the Debt immediately due and payable.

                  (b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

                  (c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the Other Security Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.


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                  Section 7.4       ESTOPPEL CERTIFICATES.

                  (a) After request by Lender, Borrower, within ten (10) days, shall furnish Lender or any proposed assignee with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest of the Note, (iv) the terms of payment and maturity date of the Note, (v) the date installments of interest and/or principal were last paid, except as provided in such statement, there are no defaults or, to the best of Borrower's knowledge, events which with the passage of time or the giving of notice or both, would constitute an event of default under the Note or the Security Instrument, (vi) that the Note and this Security Instrument are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification, (vii) whether any offsets or defenses exist against the obligations secured hereby and, if any are alleged to exist, a detailed description thereof, (viii) that all Leases are in full force and effect and (provided the Property is not a residential multifamily property) have not been modified (or if modified, setting forth all modifications),
         (ix) the date to which the Rents thereunder have been paid pursuant to the Leases, (x) whether or not, to the best knowledge of Borrower, any of the lessees under the Leases are in default under the Leases, and, if any of the lessees are in default, setting forth the specific nature of all such defaults, (xi) the amount of security deposits held by Borrower under each Lease and that such amounts are consistent with the amounts required under each Lease, and (xii) as to any other matters reasonably requested by Lender and reasonably related to the Leases, the obligations secured hereby, the Property or this Security Instrument.

                  (b) Borrower shall deliver to Lender, promptly upon request, duly executed estoppel certificates from any one or more lessees as required by Lender attesting to such facts regarding the Lease as Lender may reasonably require, including but not limited to attestations that each Lease covered thereby is in full force and effect with no defaults thereunder on the part of any party, that none of the Rents have been paid more than one month in advance, and that the lessee claims no defense or offset against the full and timely performance of its obligations under the Lease.

                  (c) Upon any transfer or proposed transfer contemplated by Section hereof, at Lender's request, Borrower, any Guarantors and any Indemnitor(s) shall provide an estoppel certificate to the Investor (defined in Section ) or any prospective Investor in such form, substance and detail as Lender, such Investor or prospective Investor may require.

                  Section 7.5 FLOOD INSURANCE. After Lender's request, Borrower shall deliver evidence satisfactory to Lender that no portion of the Improvements is situated in a federally designated "special flood hazard area" or if it is, that Borrower has obtained insurance meeting the requirements of
Section 3.3(a)(vii).

                  Section 7.6 SPLITTING OF SECURITY INSTRUMENT. This Security Instrument and the Note shall, at any time until the same shall be fully paid and satisfied, at the sole election of Lender, be split or divided into two or more notes and two or more security

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instruments,  each of which shall  cover all or a portion of the  Property to be more particularly described therein. To that end, Borrower, upon written request of Lender, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered by the then owner of the Property, to Lender and/or its designee or designees substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount of this Security Instrument, and containing terms, provisions and clauses similar to those contained herein and in the Note, and such other documents and instruments as may be required by Lender.

                  Section  7.7  REPLACEMENT   DOCUMENTS.   Upon  receipt  of  an
affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any Other Security Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or Other Security Document, Borrower will issue, in lieu thereof, a replacement Note or Other Security Document, dated the date of such lost, stolen, destroyed or mutilated Note or Other Security Document in the same principal amount thereof and otherwise of like tenor.


                      Article 8 - DUE ON SALE/ENCUMBRANCE

                  Section 8.1 LENDER RELIANCE. Lender will rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the performance of the Other Obligations, Lender can recover the Debt by a sale of the Property.

                  Section 8.2 NO SALE/ENCUMBRANCE. Borrower agrees that Borrower shall not, without the prior written consent of Lender, sell, convey, mortgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Property or any part thereof or permit the Property or any part thereof to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred.

                  Section 8.3 SALE/ENCUMBRANCE DEFINED. A sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer within the meaning of this Article 8 shall be deemed to include, but not limited to,
(a) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (b) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (c) if Borrower, any Guarantor, any Indemnitor, or any general or limited partner or member of Borrower, any Guarantor or any Indemnitor is a corporation, the voluntary or involuntary sale, conveyance, transfer or pledge of such corporation's stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) or the creation or issuance of new stock by which an aggregate of more than 10% of such corporation's stock shall be vested in a party or parties who are not now stockholders; (d) if Borrower, any Guarantor or any Indemnitor or any general or limited partner or member of

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Borrower, any Guarantor or any Indemnitor is a limited or general partnership or joint venture, the change, removal or resignation of a general partner or managing partner or the transfer or pledge of the partnership interest of any general partner or managing partner or any profits or proceeds relating to such partnership interest or the voluntary or involuntary sale, conveyance, transfer or pledge of limited partnership interests (or the limited partnership interests of any limited partnership directly or indirectly controlling such limited partnership by operation of law or otherwise) or the creation or issuance of new limited partnership interests, by which an aggregate of more than 10% of such limited partnership interests are held by parties who are not currently limited partners; and (e) if Borrower, any Guarantor, any Indemnitor or any general or limited partner or member of Borrower, any Guarantor or any Indemnitor is a limited liability company, the change, removal or resignation of a managing member or the transfer of the membership interest of any managing member or any profits or proceeds relating to such membership interest or the voluntary or involuntary sale, conveyance, transfer or pledge of membership interests (or the membership interests of any limited liability company directly or indirectly controlling such limited liability company by operation of law or otherwise) or the creation or issuance of new membership interests, by which an aggregate of more than 10% of such membership interests are held by parties who are not currently members. Notwithstanding the foregoing, the following transfer shall not be deemed to be a sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer within the meaning of this Article 8: a transfer by devise or descent or by operation of law upon the death of a member, partner or stockholder of Borrower, any Guarantor or any Indemnitor or any general partner or member thereof.

                  Section 8.4  LENDER'S  RIGHTS.  Lender  reserves  the right to condition the consent required hereunder upon a modification of the terms hereof and on assumption of the Note, this Security Instrument and the Other Security Documents as so modified by the proposed transferee, payment of a transfer fee of equal to one percent (1%) of the principal balance of the Note, a $4,000 processing fee, and all of Lender's expenses incurred in connection with such transfer, the approval by a Rating Agency of the proposed transferee, the proposed transferee's continued compliance with the covenants set forth in this Security Instrument, including, without limitation, the covenants in Section 4.3 hereof, or such other conditions as Lender shall determine in its sole discretion to be in the interest of Lender. All of Lender's expenses incurred and the $4,000 processing fee shall be payable by Borrower whether or not Lender consents to the transfer. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Borrower's sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property without Lender's consent. This provision shall apply to every sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property.

                  Section 8.5 ONE-TIME TRANSFER. Notwithstanding anything to the contrary contained in this Article 8, Lender shall not unreasonably withhold its consent to a one-time sale, assignment, or other transfer of the Property or a one-time sale or transfer of Borrower or Principal provided that (a) Lender receives thirty (30) days prior written notice of such transfer, (b) no default has occurred and is continuing under this Security Instrument, the Note or the

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Other  Security   Documents  and  (c)  upon  the   satisfaction   (in  the  sole
determination of Lender) of such conditions as may be reasonably imposed by Lender, which may include, but shall not be limited to, the following matters:

    A. Borrower shall pay to Lender a processing fee of $4,000 upon request for loan assumption and a transfer fee equal to 1% of the outstanding principal balance of the Loan upon transfer approval;

    B. Borrower shall pay any and all out-of-pocket costs incurred in connection with the transfer (including, without limitation, Lender's counsel fees and disbursements and all recording fees, title insurance premiums and mortgage and intangible taxes);

    C. The proposed transferee (the "Transferee") and Transferee's Principals, as hereinafter defined, must have demonstrated expertise as determined by Lender in owning and operating properties similar in location, size and operation to the Property. The term "Transferee's Principals" shall include Transferee's (I) managing members, general partners or principal shareholders and
             (II) such other members, partners or shareholders which shall own a 5% or greater interest in Transferee;

    D. Transferee and Transferee's Principals shall, as of the date of such transfer, have an aggregate net worth and liquidity of not less than that of J. Baker, Inc. as of the date hereof and as of the date of the transfer;

   E.       Transferee,  Transferee's Principals and all
            other   entities   which  may  be  owned  or
            controlled   directly   or   indirectly   by
            Transferee's Principals ("Related Entities") must not have been a party to any bankruptcy proceeding, voluntary or involuntary, made an assignment for the benefit of creditors or taken advantage of any insolvency act, or any act for the benefit of debtors within seven (7) years prior to the date of the transfer;

    F.      Transferee   shall   assume   all   of   the
            obligations of Borrower under the Note, this
            Security  Instrument  and the Other Security
            Documents in a manner satisfactory to Lender
            in   all   respects,    including,   without
            limitation, by entering into an assumption agreement in form and substance satisfactory to Lender;

     G. There shall be no material litigation pending against Transferee, Transferee's Principals and Related Entities that is not acceptable to Lender;


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     H.     Transferee, Transferee's Principals and Related Entities shall not have defaulted under its or their obligations with respect to any other indebtedness;

     I. Transferee and Transferee's Principals must be able to satisfy all the covenants set forth in Section 4.3 hereof;

     J. Transferee shall be approved by such Rating Agencies as selected by Lender; and

     K. Transferee shall deliver an endorsement to the existing title policy insuring this Security Instrument as modified by the assumption agreement, as a valid first lien on the Property and naming the Transferee as owner of the fee estate of the Property, which endorsement shall insure that as of the recording of the assumption agreement, the Property shall not be subject to any additional exceptions or liens other than those contained in the title policy issued in connection with this Security Instrument.

                             Article 9 - PREPAYMENT

                  Section 9.1 PREPAYMENT BEFORE EVENT OF DEFAULT. The Debt may be prepaid only in strict accordance with the express terms and conditions of the Note including the payment of any prepayment consideration.

                  Section 9.2 PREPAYMENT ON CASUALTY OR CONDEMNATION. Provided no Event of Default exists under the Note, this Security Instrument or the Other Security Documents, in the event of any prepayment of the Debt pursuant to the terms of Sections or hereof during the last thirty-six (36) months prior to the Maturity Date, no Prepayment Consideration (defined in the Note) shall be due in connection therewith, but Borrower shall be responsible for the Interest Shortfall Payment (defined in the Note), if any, and all other amounts due under the Note, this Security Instrument and the Other Security Documents.

                  Section 9.3 PREPAYMENT AFTER EVENT OF DEFAULT. If a Default Prepayment (defined below) occurs, Borrower shall pay to Lender the entire Debt, including without limitation, the following amounts:

                  (a) if the Default Prepayment occurs prior to the time when prepayment of the principal balance of the Note is permitted, an amount equal to the sum of (i) the present value of the interest payments which would have accrued on the principal balance of the Note (which would be outstanding each month assuming scheduled amortization) at the Applicable Interest Rate (as defined in the Note) from the date of such Default Prepayment to the first day prepayment is permitted pursuant to the Note discounted at a rate equal to the Treasury Rate (as defined in the Note) except that such Treasury Rate shall be based on the U.S. Treasury constant maturity most nearly approximating the date upon which prepayment is first permitted pursuant to the Note, and (ii) the Prepayment Consideration (defined in the Note) which would have been payable to Lender as of the

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         first day of the sixth  (6th) Loan Year (as  defined in the Note) based on the Treasury Rate in effect at the time of such Default Prepayment; and

                  (b) if the Default Prepayment occurs at a time when prepayment of the principal balance of the Note is permitted, the Prepayment Consideration and the Interest Shortfall Payment (defined in the Note), if applicable.

For purposes of this Section 9.3, the term "Default Prepayment" shall mean a prepayment of the principal amount of the Note made after the occurrence of any Event of Default or an acceleration of the Maturity Date (as defined in the Note) under any circumstances, including, without limitation, a prepayment occurring in connection with reinstatement of this Security Instrument provided by statute under foreclosure proceedings or exercise of a power of sale, any statutory right of redemption exercised by Borrower or any other party having a statutory right to redeem or prevent foreclosure, any sale in foreclosure or under exercise of a power of sale or otherwise.


                      Article 10 - DEFAULT

                  Section 10.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default":

                  (a) if any portion of the Debt is not paid prior to the tenth (10th) day after the same is due or if the entire Debt is not paid on or before the Maturity Date;

                  (b) if any of the Taxes or Other Charges is not paid when the same is due and payable except to the extent sums sufficient to pay such Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument;

                  (c) if the Policies are not kept in full force and effect, or if the Policies are not delivered to Lender upon request;

                  (d) if Borrower violates or does not comply with any of the provisions of Section or Article 12 within thirty (30) days after notice from Lender or if Borrower or Principal, as applicable, violates or does not comply with any of the provisions of Section 4.3 or Article 8;

                  (e) if any representation or warranty of Borrower, any Indemnitor or any person guaranteeing payment of the Debt or any portion thereof or performance by Borrower of any of the terms of this Security Instrument (a "Guarantor"), or any member, general partner, principal or beneficial owner of any of the foregoing, made herein or in the Environmental Indemnity (defined below) or any guaranty, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made;

                  (f) if (i) Borrower or any managing member or general partner of Borrower, or any Guarantor or Indemnitor shall commence any case, proceeding or other action (A)

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         under any  existing  or future  law of any  jurisdiction,  domestic  or
         foreign,   relating   to   bankruptcy,   insolvency,    reorganization,
         conservatorship  or relief  of  debtors,  seeking  to have an order for relief  entered  with  respect  to it, or seeking  to  adjudicate  it a
         bankrupt  or  insolvent,   or  seeking   reorganization,   arrangement,
         adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any managing member or general partner of Borrower, or any Guarantor or Indemnitor shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Borrower or any managing member or general partner of Borrower, or any Guarantor or Indemnitor any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for
         relief  or  any  such   adjudication  or  appointment  or  (B)  remains
         undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) there shall be commenced against the Borrower or any managing member or general partner of Borrower, or any Guarantor or Indemnitor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) the Borrower or any managing member or general partner of Borrower, or any Guarantor or Indemnitor shall take any action in
         furtherance   of,  or  indicating  its  consent  to,  approval  of,  or
         acquiescence  in,  any of the acts set forth in clause  (i),  (ii),  or
         (iii) above; or (v) the Borrower or any managing member or general partner of Borrower, or any Guarantor or Indemnitor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

                  (g) if Borrower shall be in default under any other mortgage, deed of trust, deed to secure debt or other security agreement covering any part of the Property whether it be superior or junior in lien to this Security Instrument;

                  (h) if the Property becomes subject to any mechanic's, materialman's or other lien other than a lien for local real estate taxes and assessments not then due and payable and the lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of thirty (30) days;

                  (i) if any federal tax lien is filed against Borrower, any member or general partner of Borrower, any Guarantor, any Indemnitor or the Property and same is not discharged of record within thirty (30) days after same is filed;

                  (j) if any condemnation or eminent domain proceeding has been concluded which renders the use or occupancy of the Property economically unfeasible;

                  (k) if (i) Borrower fails to timely provide Lender with the written certification and evidence referred to in Section hereof, or
         (ii) Borrower consummates a transaction which would cause the Security Instrument or Lender's exercise of its rights under this Security Instrument, the Note or the Other Security Documents to constitute a nonexempt prohibited transaction under ERISA or result in a violation of a state statute

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         regulating governmental plans, subjecting Lender to liability for a violation of ERISA or a state statute;

                  (l) if Borrower shall fail to reimburse Lender on demand, with interest calculated at the Default Rate, for all Insurance Premiums or Taxes, together with interest and penalties imposed thereon, paid by Lender pursuant to this Security Instrument;

                  (m) if  Borrower  shall fail to deliver to Lender,  within ten
         (10) days after request by Lender, the estoppel certificates required pursuant to the terms of Subsections (a) and (c);

                  (n) if  Borrower  shall fail to deliver to Lender,  within ten
         (10) days after  request  by  Lender,  the  statements  referred  to in
         Section in accordance with the terms thereof;

                  (o) if any default occurs under that certain environmental indemnity agreement dated the date hereof given by Borrower (at times hereinafter referred to as "Indemnitor(s)") to Lender (the "Environmental Indemnity") and such default continues after the expiration of applicable notice and grace periods, if any;

                  (p) if any default occurs under any guaranty or indemnity executed in connection herewith and such default continues after the expiration of applicable grace periods, if any; or

                  (q) if for more than ten (10) days after notice from Lender, Borrower shall continue to be in default under any other term, covenant or condition of the Note, this Security Instrument or the Other Security Documents in the case of any default which can be cured by the payment of a sum of money or for thirty (30) days after notice from Lender in the case of any other default, provided that if such default cannot reasonably be cured within such thirty (30) day period and Borrower shall have commenced to cure such default within such thirty
         (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of sixty (60) days.

                  Section 10.2 LATE PAYMENT CHARGE. If any monthly installment of principal and interest is not paid prior to the tenth (10th) day after the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid portion of the outstanding monthly installment of principal and interest then due or the maximum amount permitted by applicable law, to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment, and such amount shall be secured by this Security Instrument and the Other Security Documents.

                  Section 10.3 DEFAULT INTEREST. Borrower will pay, from the date of an Event of Default through the earlier of the date upon which the Event of Default is cured or the date

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upon which the Debt is paid in full, interest on the unpaid principal balance of the Note at a per annum rate equal to the lesser of (a) five percent (5%) plus the Applicable Interest Rate (as defined in the Note), and (b) the maximum interest rate which Borrower may by law pay or Lender may charge and collect (the "Default Rate").

                        Article 11 - RIGHTS AND REMEDIES

                  Section 11.1 REMEDIES. Upon the occurrence of any Event of Default, Borrower agrees that Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

    (a) declare the entire unpaid Debt to be immediately due and payable;

    (b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

    (c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

    (d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

    (e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note or in the Other Security Documents;

     (f) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the Other Security Documents;

     (g)  apply  for  the  appointment  of  a  receiver,   trustee,
         liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, any Guarantor, Indemnitor or of any person, firm or other entity liable for the payment of the Debt;


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                  (h) subject to any  applicable  law,  the  license  granted to
         Borrower under Section shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and
         servants  therefrom,   without  liability  for  trespass,   damages  or
         otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

                  (i)  exercise  any and all  rights and  remedies  granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Personal Property or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Personal Property, and (ii) request Borrower at its expense to assemble the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Personal Property sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower;

                  (j) apply any sums then deposited in the Escrow Fund and any other sums held in escrow or otherwise by Lender in accordance with the terms of this Security Instrument or any Other Security Document to the payment of the following items in any order in its uncontrolled discretion:

                        (i)         Taxes and Other Charges;

                       (ii)         Insurance Premiums;

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         (iii)    Interest on the unpaid principal balance of the Note;

         (iv)     Amortization of the unpaid principal balance of the Note;

          (v)     All other sums payable  pursuant to the Note,  this
                  Security   Instrument  and  the  Other   Security   Documents,
                  including without limitation advances made by Lender pursuant to the terms of this Security Instrument;

    (k) surrender the Policies maintained pursuant to Article hereof, collect the unearned Insurance Premiums and apply such sums as a credit on the Debt in such priority and proportion as Lender in its discretion shall deem proper, and in connection therewith, Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such Insurance Premiums;

    (l)  pursue such other remedies as Lender may have under applicable law; or

    (m)  apply  the  undisbursed   balance  of  any  Net  Proceeds
         Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion.

In the event of a sale, by foreclosure, power of sale, or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority. Notwithstanding the provisions of this Section to the contrary, if any Event of Default as described in clause (i) or (ii) of Subsection (f) shall occur, the entire unpaid Debt shall be automatically due and payable, without any further notice, demand or other action by Lender.

                  Section 11.2 APPLICATION OF PROCEEDS. The purchase money, proceeds and avails of any disposition of the Property, or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the Other Security Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

                  Section 11.3 RIGHT TO CURE DEFAULTS. Upon the occurrence of any Event of Default (unless such Event of Default shall have been cured by Borrower and such cure has been accepted by Lender) or if Borrower fails to make any payment or to do any act as herein provided, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section , shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall

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bear interest at the Default Rate,  for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the Other Security Documents and shall be immediately due and payable upon demand by Lender therefor.

                  Section 11.4 ACTIONS AND PROCEEDINGS. Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

                  Section 11.5 RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

                  Section 11.6 EXAMINATION OF BOOKS AND RECORDS. Lender, its agents, accountants and attorneys shall have the right to examine the records, books, management and other papers of Borrower, Borrower's principals, any tenant under any Lease and any guarantor of any tenant's obligations or of any Guarantor or Indemnitor which reflect upon their financial condition, at the Property or at any office regularly maintained by Borrower, its affiliates or any Guarantor or Indemnitor where the books and records are located. Lender and its agents shall have the right to make copies and extracts from the foregoing records and other papers. In addition, Lender, its agents, accountants and attorneys shall have the right to examine and audit the books and records of Borrower, Borrower's principals, any tenant under any Lease and any guarantor of any tenant's obligations or of any Guarantor or Indemnitor pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of Borrower, Borrower's principals, any tenant under any Lease and any guarantor of any tenant's obligations or any Guarantor or Indemnitor where the books and records are located.

                  Section 11.7 OTHER RIGHTS, ETC. (a) The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (i) the failure of Lender to comply with any request of Borrower, any Guarantor or any Indemnitor to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the Other Security Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the Other Security Documents.

                  (b) It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial

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relief,  if any such  possession  is requested or obtained,  with respect to any
Property or collateral not in Lender's possession.

                  (c) Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Security Instrument. The rights of Lender under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

                  Section 11.8 RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

                  Section 11.9 VIOLATION OF LAWS. If the Property is not in compliance with Applicable Laws, Lender may impose additional requirements upon Borrower in connection herewith including, without limitation, monetary reserves or financial equivalents.

                  Section 11.10 RECOURSE AND CHOICE OF REMEDIES. Notwithstanding
any other  provision of this Security  Instrument,  including but not limited to
Article 15 hereof,  Lender and other  Indemnified  Parties  (defined  in Section below) are entitled to enforce the obligations of Borrower, Guarantor and Indemnitor contained in Sections , and without first resorting to or exhausting any security or collateral and without first having recourse to the Note or any of the Property, through foreclosure or acceptance of a deed in lieu of foreclosure or otherwise, and in the event Lender commences a foreclosure action against the Property, Lender is entitled to pursue a deficiency judgment with respect to such obligations against Borrower, any Guarantor and/or Indemnitor. The provisions of Sections , and are exceptions to any non-recourse or exculpation provisions in the Note, this Security Instrument or the Other Security Documents, and Borrower, Guarantor and Indemnitor are fully and personally liable for the obligations pursuant to Subsections , and . The liability of Borrower, Guarantor and Indemnitor is not limited to the original principal amount of the Note. Notwithstanding the foregoing, nothing herein shall inhibit or prevent Lender from foreclosing pursuant to this Security Instrument or exercising any other rights and remedies pursuant to the Note, this Security Instrument and the Other Security Documents, whether simultaneously with foreclosure proceedings or in any other sequence. A separate action or actions may be brought and prosecuted against Borrower, whether or not action is brought against any other person or entity or whether or not any other person or entity is joined in the action or actions. In addition, Lender shall have the right but not the obligation to join and

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participate  in, as a party if it so  elects,  any  administrative  or  judicial proceedings or actions initiated in connection with any matter addressed in Article or Section .

                  Section 11.11 RIGHT OF ENTRY. Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.


                       Article 12 - ENVIRONMENTAL HAZARDS

                  Section 12.1 ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES. To the best of Borrower's knowledge after due inquiry and investigation: (a) there are no Hazardous Substances (defined below) or underground storage tanks in, on, or under the Property, except those that are both (i) in compliance with Environmental Laws (defined below) and with permits issued pursuant thereto and
(ii) fully disclosed to Lender in writing pursuant to the written reports resulting from the environmental assessments of the Property delivered to Lender (the "Environmental Report"); (b) there are no past, present or threatened Releases (defined below) of Hazardous Substances in, on, under or from the Property except as described in the Environmental Report; (c) there is no threat of any Release of Hazardous Substances migrating to the Property except as described in the Environmental Report; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property except as described in the Environmental Report;
(e) except as expressly disclosed in the Environmental Report, Borrower does not know of, and has not received, any written or oral notice or other communication from any person or entity (including but not limited to a governmental entity) relating to Hazardous Substances or Remediation (defined below) thereof, of possible liability of any person or entity pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing; and (f) Borrower has truthfully and fully provided to Lender, in writing, any and all information relating to conditions in, on, under or from the Property that is known to Borrower and that is contained in Borrower's files and records, including but not limited to any reports relating to Hazardous Substances in, on, under or from the Property and/or to the environmental condition of the Property. "Environmental Law" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Substances, relating to liability for or costs of Remediation or prevention of Releases of Hazardous Substances or relating to liability for or costs of other actual or threatened danger to human health or the environment. "Environmental Law" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act;
the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. "Environmental Law" also includes, but is not limited

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to, any present and future federal, state and local laws, statutes,  ordinances, rules, regulations and the like, as well as common law: conditioning transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of the property; requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of the Property to any governmental authority or other person or entity, whether or not in connection with transfer of title to or interest in property; imposing conditions or requirements in connection with permits or other authorization for lawful activity; relating to nuisance, trespass or other causes of action related to the Property; and relating to wrongful death, personal injury, or property or other damage in connection with any physical condition or use of the Property. "Hazardous Substances" include but are not limited to any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Laws or that may have a negative impact on human health or the environment, including
but  not  limited  to   petroleum   and   petroleum   products,   asbestos   and
asbestos-containing   materials,   polychlorinated   biphenyls,   lead,   radon,
radioactive materials, flammables and explosives. "Release" of any Hazardous Substance includes but is not limited to any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring,
emptying,   escaping,   dumping,   disposing  or  other  movement  of  Hazardous
Substances. "Remediation" includes but is not limited to any response, remedial, removal, or corrective action, any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance, any actions to prevent, cure or mitigate any Release of any Hazardous Substance, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances or to anything referred to in Article .

                  Section 12.2 ENVIRONMENTAL COVENANTS. Borrower covenants and agrees that: (a) all uses and operations on or of the Property, whether by Borrower or any other person or entity, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (b) there shall be no Releases of Hazardous Substances in, on, under or from the Property; (c) there shall be no Hazardous Substances in, on, or under the Property, except those that are both (i) in compliance with all Environmental Laws and with permits issued pursuant thereto and (ii) fully disclosed to Lender in writing; (d) Borrower shall keep the Property free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Borrower or any other person or entity (the "Environmental Liens"); (e) Borrower shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to Section below, including but not limited to providing all relevant information and making knowledgeable persons available for interviews; (f) Borrower shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Property, pursuant to any reasonable written request of Lender (including but not limited to sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas), and share with Lender the reports and other results thereof, and Lender and other Indemnified Parties shall be entitled to rely on such reports and other results thereof; (g) Borrower shall, at its sole cost and expense, comply with all reasonable written requests of Lender to (i) reasonably effectuate Remediation of any condition (including but not limited to

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a Release of a Hazardous  Substance)  in, on, under or from the  Property;  (ii)
comply with any Environmental Law; (iii) comply with any directive from any governmental authority; and (iv) take any other reasonable action necessary or appropriate for protection of human health or the environment; (h) Borrower shall not do or allow any tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any person or entity (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any
requirement  of  any  insurer,   constitutes  a  public  or  private   nuisance,
constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property; and (i) Borrower shall immediately notify Lender in writing of (A) any presence or Releases or threatened Releases of Hazardous Substances in, on, under, from or migrating towards the Property; (B) any non-compliance with any Environmental Laws related in any way to the Property;
(C) any actual or potential Environmental Lien; (D) any required or proposed Remediation of environmental conditions relating to the Property; and (E) any written or oral notice or other communication which Borrower becomes aware from any source whatsoever (including but not limited to a governmental entity) relating in any way to Hazardous Substances or Remediation thereof, possible liability of any person or entity pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Article . Any failure of Borrower to perform its obligations pursuant to this Section shall constitute waste with respect to the Property.

                  Section 12.3 LENDER'S RIGHTS. Lender and any other person or entity designated by Lender, including but not limited to any receiver, any representative of a governmental entity, and any environmental consultant, shall have the right, but not the obligation, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lender's sole and absolute discretion) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing. Borrower shall cooperate with and provide access to Lender and any such person or entity designated by Lender.


                       Article 13 - INDEMNIFICATION

                  Section 13.1 GENERAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all claims, suits, liabilities
(including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including but not limited to reasonable attorneys' fees and other costs of defense) (the "Losses") imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) ownership of this Security Instrument, the Property or any interest therein or receipt of any Rents; (b) any amendment to, or restructuring of, the Debt, and the Note, this Security Instrument, or any Other Security Documents; (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Security Instrument or the Note or any of the Other

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Security Documents,  whether or not suit is filed in connection with same, or in connection with Borrower, any Guarantor or Indemnitor and/or any member, partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding;
(d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways;
(e) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (f) any failure on the part of Borrower to perform or be in compliance with any of the terms of this Security Instrument;
(g) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (h) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with the Security Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Security Instrument is made; (i) any failure of the Property to be in compliance with any Applicable Laws; (j) the enforcement by any Indemnified Party of the provisions of this Article ; (k) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (l) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the Loan evidenced by the Note and secured by this Security Instrument; or (m) any misrepresentation made by Borrower in this Security Instrument or any Other Security Document. Any amounts payable to Lender by reason of the application of this Section shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. For purposes of this Article , the term "Indemnified Parties" means Lender and any person or entity who is or will have been involved in the origination of the Loan, any person or entity who is or will have been involved in the servicing of the Loan, any person or entity in whose name the encumbrance created by this Security Instrument is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in the Loan (including, but not limited to, Investors or prospective Investors in the Securities, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan for the benefit of third parties) as well as the respective directors, officers, shareholders, partners,
members,   employees,    agents,   servants,    representatives,    contractors,
subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other person or entity who holds or acquires or will have held a participation or other full or partial interest in the Loan or the Property, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Lender's assets and business).

                  Section 13.2 MORTGAGE AND/OR INTANGIBLE TAX. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Instrument, the Note or any of the Other Security Documents.

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                  Section 13.3 ERISA  INDEMNIFICATION.  Borrower  shall,  at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, reasonable attorneys' fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Sections or or Subsection (p).

                  Section 13.4 ENVIRONMENTAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses and costs of Remediation (whether or not performed voluntarily), engineers' fees, environmental consultants' fees, and costs of investigation (including but not limited to sampling, testing, and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas) imposed upon or incurred by or asserted against any Indemnified Parties, and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) any presence of any Hazardous Substances in, on, above, or under the Property; (b) any past, present or threatened Release of Hazardous
Substances in, on, above, under or from the Property; (c) any activity by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Property in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Property of any Hazardous Substances at any time located in, under, on or above the Property; (d) any activity by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Property in connection with any actual or proposed Remediation of any Hazardous Substances at any time located in, under, on or above the Property, whether or not such Remediation is voluntary or pursuant to court or administrative order, including but not limited to any removal, remedial or corrective action; (e) any past, present or threatened non-compliance or violations of any Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with the Property or operations thereon, including but not limited to any failure by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Property to comply with any order of any governmental authority in connection with any Environmental Laws; (f) the imposition, recording or filing or the threatened imposition, recording or filing of any Environmental Lien encumbering the Property; (g) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in Article and this Section ; (h) any past, present or threatened injury to, destruction of or loss of natural resources in any way connected with the Property, including but not limited to costs to investigate and assess such injury, destruction or loss; (i) any acts of Borrower or other users of the Property in arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Substances owned or possessed by such Borrower or other users, at any facility or incineration vessel owned or operated by another person or entity and containing such or similar Hazardous Substances; (j) any acts of Borrower or other users of the Property, in accepting any Hazardous Substances for transport to disposal or treatment facilities, incineration vessels or sites selected by Borrower or such other users, from which there is a Release, or a threatened Release of any Hazardous Substance which causes the incurrence of costs for Remediation; (k) any personal injury, wrongful death, or property

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damage  arising  under  any  statutory  or  common  law or tort  law  theory  in connection with Hazardous Materials or any Environmental Law, including but not limited to damages assessed for the maintenance of a private or public nuisance or for the conducting of an abnormally dangerous activity on or near the Property; and (l) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to Article .

                  Section 13.5 DUTY TO DEFEND; ATTORNEYS' FEES AND OTHER FEES AND EXPENSES. Upon written request by any Indemnified Party, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole and absolute discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, their attorneys shall act as co-counsel in connection with the resolution of any claim or proceeding. Upon demand, Borrower shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.


                          Article 14 - WAIVERS

                  Section 14.1 WAIVER OF COUNTERCLAIM. Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Note, any of the Other Security Documents, or the Obligations.

                  Section 14.2 MARSHALLING AND OTHER MATTERS. Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.

                  Section 14.3 WAIVER OF NOTICE. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender to Borrower.

                  Section 14.4 WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

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                  Section 14.5 SOLE DISCRETION OF LENDER.  Wherever  pursuant to this Security Instrument (a) Lender exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to Lender, or
(c) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

                  Section 14.6 SURVIVAL. The indemnifications made pursuant to Subsections and and the representations and warranties, covenants, and other obligations arising under Article , shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by: any satisfaction or other termination of this Security Instrument, any assignment or other transfer of all or any portion of this Security Instrument or Lender's interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Lender's rights and remedies pursuant hereto including but not limited to foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Note or any of the Other
Security  Documents,  any  transfer  of all or any  portion of the
Property (whether by Borrower or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Security Instrument, the Note or the Other Security Documents, and any act or omission that might otherwise be construed as a release or discharge of Borrower from the obligations pursuant hereto.


                  SECTION 14.7      WAIVER OF TRIAL BY JURY.  BORROWER
                                    -----------------------
HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT
TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM,
WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR
THE LOAN EVIDENCED BY THE NOTE, THE NOTE, THIS SECURITY
INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR
OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS
IN CONNECTION THEREWITH.


                       Article 15 - EXCULPATION

                  Section 15.1 EXCULPATION. Except as otherwise provided, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in the Note or this Security Instrument by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon this Security Instrument, the Other Security Documents, and the interest in the Property, the Rents and any other collateral given to Lender created by this Security Instrument and the Other Security Documents; provided, however, that any judgment in any action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Property, in the Rents and in any other collateral given to Lender. Lender, by accepting the Note and this Security Instrument, agrees that it shall not, except as otherwise provided in

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Section , sue for, seek or demand any deficiency  judgment  against  Borrower in any action or proceeding, under or by reason of or under or in connection with the Note, the Other Security Documents or this Security Instrument.

                  Section 15.2 RESERVATION OF CERTAIN RIGHTS.  The provisions of
Section 15.1 shall not (a) constitute a waiver, release or impairment of any obligation evidenced or secured by the Note, the Other Security Documents or this Security Instrument; (b) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under this Security Instrument; (c) affect the validity or enforceability of any indemnity, guaranty, master lease or similar instrument made in connection with the Note, this Security Instrument, or the Other Security Documents; (d) impair the right of Lender to obtain the appointment of a receiver; (e) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith; or (f) impair the right of Lender to enforce the provisions of Sections , , and of this Security Instrument.

                  Section 15.3 EXCEPTIONS TO EXCULPATION. Notwithstanding the provisions of this Article to the contrary, Borrower shall be personally liable to Lender for the Losses it incurs due to: (i) fraud or intentional misrepresentation by Borrower; (ii) Borrower's misapplication or misappropriation of Rents received by Borrower after the occurrence of an Event of Default; (iii) Borrower's misappropriation of tenant security deposits or Rents collected in advance; (iv) the misapplication or the misappropriation of insurance proceeds or condemnation awards; (v) Borrower's failure to pay Taxes, Other Charges (except to the extent that sums sufficient to pay such amounts have been deposited in escrow with Lender pursuant to the terms of this Security Instrument), charges for labor or materials or other charges that can create liens on the Property; (vi) Borrower's failure to return or to reimburse Lender for all Personal Property taken from the Property by or on behalf of Borrower and not replaced with Personal Property of the same utility and of the same or greater value; (vii) any act of actual waste or arson by Borrower, any principal, affiliate, member or general partner thereof or by any Indemnitor or Guarantor; (viii) any fees or commissions paid by Borrower to any principal, affiliate, member or general partner of Borrower, Indemnitor or Guarantor in violation of the terms of the Note, this Security Instrument or the Other Security Documents; or (ix) Borrower's failure to comply with the provisions of Sections , , and of this Security Instrument.

                  Section 15.4 RECOURSE. Notwithstanding the foregoing, the agreement of Lender not to pursue recourse liability as set forth in Section
15.1 above SHALL BECOME NULL AND VOID and shall be of no further force and effect after the occurrence of an Event of Default relating to the breach of any covenant in the Note, this Security Instrument or any of the Other Loan Documents relating to Borrower's default under Sections (for ten (10) days after notice by Lender), , or 8.1, 8.2, 8.3 or , or in the event of Principal's default under Section 4.3 of this Security Instrument, or if the Property or any part thereof shall become an asset in (i) a voluntary bankruptcy or insolvency proceeding, or (ii) an involuntary bankruptcy or insolvency proceeding which is not dismissed within ninety (90) days of filing.

                  Section 15.5 BANKRUPTCY CLAIMS. Nothing herein shall be deemed to be a waiver of any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt secured by this Security Instrument or to require that all collateral shall continue to secure all of the Debt

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owing to Lender in accordance  with the Note,  this Security  Instrument and the
Other Security Documents.


                       Article 16 - NOTICES

                  Section 16.1 NOTICES. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof and confirmed by telephone by sender, (ii) one (1) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Borrower:                     JBAK Canton Realty, Inc.
                                    555 Turnpike Street
                                    Canton, Massachusetts 02021
                                    Attention: Philip G. Rosenberg
                                    Facsimile No.: (617) 821-0614


With a copy to:                     J. Baker, Inc.
                                    Legal Department
                                    555 Turnpike Street
                                    Canton, Massachusetts 02021
                                    Attention: Barry Barth, Esq.
                                    Facsimile No.: (617) 821-0614

If to Lender:                       The Chase Manhattan Bank
                                    c/o Chase Commercial Mortgage Banking Corp.
                                    Servicing Department
                                    380 Madison Avenue
                                    11th Floor
                                    New York, New York  10017
                                    Attention: Ms. Janice Smith
                                    Facsimile No.: (212) 622-3553

                                            and

                                    The Chase Manhattan Bank
                                    Legal Department
                                    270 Park Avenue
                                    39th Floor
                                    New York, New York  10017
                                    Attention: Ronald A. Wilcox, Esq.
                                    Facsimile No.: (212) 270-2934

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With a copy to:                     Thacher Proffitt & Wood
                                    Two World Trade Center
                                    New York, New York  10048
                                    Attention: Joseph Philip Forte, Esq.
                                    Facsimile No.: (212) 912-7751

or addressed as such party may from time to time designate by written notice to the other parties.

                  Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  For purposes of this Subsection, "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in New York, New York.


                      Article 17 - SERVICE OF PROCESS

                  Section 17.1      CONSENT TO SERVICE.

                  (a) Borrower will maintain a place of business or an agent for service of process in New York, New York or Massachusetts and give prompt notice to Lender of the address of such place of business and of the name and address of any new agent appointed by it, as appropriate. Borrower further agrees that the failure of its agent for service of process to give it notice of any service of process will not impair or affect the validity of such service or of any judgment based thereon. If, despite the foregoing, there is for any reason no agent for service of process of Borrower available to be served, and if it at that time has no place of business in New York, New York or Massachusetts, then Borrower irrevocably consents to service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to the first paragraph hereof.

                  (b) Borrower initially and irrevocably designates CT Corporation System, with offices on the date hereof at 2 Oliver Street, Boston, Massachusetts 02109, to receive for and on behalf of Borrower service of process in Massachusetts with respect to this Security Instrument.

                  Section 17.2 SUBMISSION TO JURISDICTION. With respect to any claim or action arising hereunder or under the Note or the Other Security Documents, Borrower (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York, New York, and appellate courts from any thereof, and (b) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Security Instrument brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.


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                  Section  17.3  JURISDICTION  NOT  EXCLUSIVE.  Nothing  in this
Security Instrument will be deemed to preclude Lender from bringing an action or proceeding with respect hereto in any other jurisdiction.


                       Article 18 - APPLICABLE LAW

                  Section 18.1 CHOICE OF LAW. THIS SECURITY INSTRUMENT SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, PROVIDED HOWEVER, THAT WITH RESPECT TO THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIEN OF THIS SECURITY INSTRUMENT, AND THE DETERMINATION OF DEFICIENCY JUDGMENTS, THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED SHALL APPLY.

                  Section 18.2 USURY LAWS. This Security Instrument and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Debt at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Security Instrument or the Note, Borrower is at any time required or obligated to pay interest on the Debt at a rate in excess of such maximum rate, the rate of interest under the Security Instrument and the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

                  Section 18.3 PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.


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                      Article 19 - SECONDARY MARKET

                  Section 19.1 TRANSFER OF LOAN. Lender may, at any time, sell, transfer or assign the Note, this Security Instrument and the Other Security Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"). Lender may forward to each purchaser, transferee, assignee, servicer, participant, or investor in such Securities (collectively, the "Investor") or any Rating Agency rating such Securities and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Debt and to Borrower, any Guarantor, any Indemnitor(s) and the Property, whether furnished by Borrower, any Guarantor, any Indemnitor(s) or otherwise, as Lender determines necessary or desirable. Borrower, any Guarantor and any Indemnitor agree to cooperate with Lender in connection with any transfer made or any Securities created pursuant to this Section, including, without limitation, the delivery of an estoppel certificate required in accordance with Subsection 7.4(c) hereof and such other documents as may be reasonably requested by Lender. Borrower shall also furnish and Borrower, any Guarantor and any Indemnitor consent to Lender furnishing to such Investors or such prospective Investors or such Rating Agency any and all information concerning the Property, the Leases, the financial condition of Borrower, any Guarantor and any Indemnitor as may be requested by Lender, any Investor, any prospective Investor or any Rating Agency in connection with any sale, transfer or participation interest.


                          Article 20 - COSTS

                  Section  20.1  PERFORMANCE  AT  BORROWER'S  EXPENSE.  Borrower
acknowledges and confirms that Lender shall impose certain administrative processing and/or commitment fees in connection with (a) the extension, renewal, modification, amendment and termination of the Loan, (b) the release or substitution of collateral therefor, (c) obtaining certain consents, waivers and approvals with respect to the Property, or (d) the review of any Lease or proposed Lease or the preparation or review of any subordination, non-disturbance agreement (the occurrence of any of the above shall be called an "Event"). Borrower further acknowledges and confirms that it shall be responsible for the payment of all costs of reappraisal of the Property or any part thereof, whether required by law, regulation, Lender or any governmental or quasi-governmental authority. Borrower hereby acknowledges and agrees to pay, immediately, with or without demand, all such fees (as the same may be increased or decreased from time to time), and any additional fees of a similar type or nature which may be imposed by Lender from time to time, upon the occurrence of any Event or otherwise. Wherever it is provided for herein that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, all legal fees and disbursements of Lender, whether with respect to retained firms, the reimbursement for the expenses of in-house staff or otherwise.

                  Section 20.2 ATTORNEY'S FEES FOR ENFORCEMENT. (a) Borrower shall pay all legal fees incurred by Lender in connection with (i) the preparation of the Note, this Security Instrument and the Other Security Documents and (ii) the items set forth in Section above, and (b) Borrower shall pay to Lender on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Lender in protecting its interest in the Property or

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Personal  Property or in collecting any amount payable hereunder or in enforcing its rights hereunder with respect to the Property or Personal Property, whether or not any legal proceeding is commenced hereunder or thereunder and whether or not any default or Event of Default shall have occurred and is continuing, together with interest thereon at the Default Rate from the date paid or incurred by Lender until such expenses are paid by Borrower.


                       Article 21 - DEFINITIONS

                  Section 21.1 GENERAL DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "Lender" shall mean "Lender and any subsequent holder of the Note," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument," the word "person" shall include an individual, corporation, partnership, limited liability company, trust, unincorporated association, government, governmental authority, and any other entity, the word "Property" shall include any portion of the Property and any interest therein, and the phrases "attorneys' fees" and "counsel fees" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.


                Article 22 - MISCELLANEOUS PROVISIONS

                  Section 22.1 NO ORAL CHANGE. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                  Section 22.2 LIABILITY. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

                  Section 22.3 INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Note and this Security Instrument shall be construed without such provision.

                  Section 22.4 HEADINGS, ETC. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.


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                                                      - 56 -

                  Section 22.5 DUPLICATE ORIGINALS; COUNTERPARTS. This Security Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Security Instrument may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Security Instrument. The failure of any party hereto to execute this Security Instrument, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

                  Section 22.6 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

                  Section 22.7 SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower's obligations hereunder, under the Note and the Other Security Documents and the performance and discharge of the Other Obligations.


             Article 23 - SPECIAL MASSACHUSETTS PROVISIONS

                  Section 23.1 In the event of any inconsistencies between the terms and conditions of this Article 23 and the terms and conditions of this Security Instrument, the terms and conditions of this Article 23 shall control and be binding.

                  Section 23.2 The paragraph following the word "RECITALS" is hereby deleted and the following paragraph is substituted therefor:

                           For  Consideration  Paid, to secure the payment of an
                  indebtedness in the principal sum of FIFTEEN MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($15,500,000) lawful money of the United States of America, to be paid with interest according to a certain note dated the date hereof made by Borrower to Lender (the note, together with all extensions, renewals or modifications thereof being hereinafter collectively called the "Note"), Borrower has mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated and by these presents does mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, assign and hypothecate unto Lender WITH MORTGAGE COVENANTS, the Property (as more particularly described in Section 1.1 below);


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                                             - 57 -

                  Section 23.3 The words "with covenants" are hereby added after the word "Lender" contained in the second line of Article 1, Section 1.1 entitled "Property Mortgaged."

                  Section 23.4 The words "located in the Town of Canton, County of Norfolk, and Commonwealth of Massachusetts and" are hereby added after the words "real property" in Article 1, Section 1.1(a) entitled "Land."

                  Section 23.5              Intentionally Omitted

                  Section 23.6 The words "fire pipe charges" are hereby added following the words "governmental impositions" in Article 3, Section 3.4(a) entitled "Payment of Taxes, Etc."

                  Section 23.7 The third sentence of Article 3, Section 3.7(a) entitled "Leases and Rents" is deleted in its entirety and the following sentence is substituted therefor:

                           All Leases shall provide that they are subordinate or
                  superior to this Security Instrument as Lender elects and that the Lessee agrees to attorn to the Lender.

                  Section 23.8 The word "right" in the first sentence of Article 5, Section 5.1 entitled "Warranty of Title" is hereby deleted and the following words are substituted therefor:

                  full power, authority and right to execute, deliver and perform its obligations under this Security Instrument and

                  Section 23.9 The following words are hereby added after the words "environmental laws" found in the third line of Article 5, Subsection 5.6(c): "subdivision control laws, rent control and condominium control laws."

                  Section 23.10 The following words are hereby added to the end of Article 10, Section 10.3 entitled "Default Interest":

                  and (c) Lender shall have the STATUTORY POWER OF SALE, as hereinafter provided. If the rate specified in the previous sentence is above the maximum rate permitted by applicable law, the Default Rate shall be the maximum rate permitted by applicable law.

                  Section 23.11 The following language is hereby added to the end of the third sentence of Article 12, Section 12.1 entitled "Environmental Representations and Warranties":

     M.G.L. c. 21 (Massachusetts Clean Waters Act; Scenic Rivers Act), M.G.L. c. 21C (Massachusetts Hazardous Waste Management Act), M.G.L. c. 21E (Massachusetts Oil and Hazardous Materials Release Prevention and Response
     Act), M.G.L. c. 130 (Massachusetts Coastal Zone Management Act), M.G.L. c.

[NY01:247789.4]  86000-00376  12/23/96 4:57pm
                                                      - 58 -

     131 (Massachusetts Wetland Protection Act), M.G.L. c. 30 (Massachusetts Environmental Policy Act), M.G.L. c. 91 (waterways, licensing), M.G.L. c. 111 (air pollution); and in each case all regulations promulgated thereunder.

                  Section 23.12 The word "INTERNAL" is hereby added immediately before the word "LAWS" wherever the word "LAWS" appears in Article 18, Section
18.1 entitled "CHOICE OF LAW."

                  Section 23.13 The words "including, without limitation, any subsequent owner or owners of the equity of redemption in the Property" are hereby added following the words "or any part thereof or any interest therein" in the first sentence of Article 21, Section 21.1 entitled "General Definitions".

                  Section 23.14 Statutory Power of Sale. This Security Instrument is upon the STATUTORY CONDITION and upon the further condition that all covenants and agreements of the Security Instrument in the Note, this Security Instrument and the Other Security Documents, and in all other mortgages, debts and obligations of or from Borrower to or for benefit of Lender shall be kept and fully performed and upon any breach of same, Lender shall have the STATUTORY POWER OF SALE and any other powers given by statute.





























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                                                      - 59 -

                  IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed by Borrower the day and year first above written.


                                           JBAK CANTON REALTY, INC., a
                                           Massachusetts corporation

                                           By:      /s/Alan I. Weinstein
                                           Name: Alan I. Weinstein
                                           Title: President





































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                                                      - 60 -

                                                 ACKNOWLEDGEMENTS


STATE OF MASSACHUSETTS                               )
                                                     ).ss:
COUNTY OF NORFOLK                                    )

         On this 27th day of December, 1996, before me appeared Alan I. Weinstein, to me personally known, who being by me duly sworn, did say that he is the President of JBAK CANTON REALTY, INC., a Massachusetts corporation, and that said instrument was signed on behalf of said corporation and said Alan I. Weinstein acknowledged said instrument to be the free act and deed of said corporation.



                                            /s/Evelyn S. Clegg
                                            Notary Public

                                            My Commission Expires:
                                            5/24/2002



























[NY01:247789.4]  86000-00376  12/23/96 4:57pm

                               EXHIBIT A

                         (Description of Land)

                  ALL of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being










































[NY01:247789.4]  86000-00376  12/23/96 4:57pm

                              TABLE OF CONTENTS

                                                                                                              Page

    Article 1 - GRANTS OF SECURITY............................................................................- 1 -
         Section 1.1           PROPERTY MORTGAGED.............................................................- 1 -
                               ------------------
         Section 1.2           ASSIGNMENT OF RENTS............................................................- 3 -
                               -------------------
         Section 1.3           SECURITY AGREEMENT.............................................................- 4 -
                               ------------------
         Section 1.4           PLEDGE OF MONIES HELD..........................................................- 4 -
                               ---------------------

                                     Article 2 - DEBT AND OBLIGATIONS SECURED.................................- 4 -
         Section 2.1           DEBT...........................................................................- 4 -
                               ----
         Section 2.2           OTHER OBLIGATIONS..............................................................- 5 -
                               -----------------
         Section 2.3           DEBT AND OTHER OBLIGATIONS.....................................................- 5 -
                               --------------------------
         Section 2.4           PAYMENTS.......................................................................- 5 -
                               --------

    Article 3 - BORROWER COVENANTS............................................................................- 6 -
         Section 3.1           PAYMENT OF DEBT................................................................- 6 -
                               ---------------
         Section 3.2           INCORPORATION BY REFERENCE.....................................................- 6 -
                               --------------------------
         Section 3.3           INSURANCE......................................................................- 6 -
                               ---------
         Section 3.4           PAYMENT OF TAXES, ETC.........................................................- 10 -
                               ---------------------
         Section 3.5           ESCROW FUND...................................................................- 11 -
                               -----------
         Section 3.6           CONDEMNATION..................................................................- 11 -
                               ------------
         Section 3.7           LEASES AND RENTS..............................................................- 12 -
                               ----------------
         Section 3.8           MAINTENANCE OF PROPERTY.......................................................- 14 -
                               -----------------------
         Section 3.9           WASTE.........................................................................- 14 -
                               -----
         Section 3.10          COMPLIANCE WITH LAWS..........................................................- 14 -
                               --------------------
         Section 3.11          BOOKS AND RECORDS.............................................................- 15 -
                               -----------------
         Section 3.12          PAYMENT FOR LABOR AND MATERIALS...............................................- 16 -
                               -------------------------------
         Section 3.13          PERFORMANCE OF OTHER AGREEMENTS...............................................- 17 -
                               -------------------------------

    Article 4 - SPECIAL COVENANTS............................................................................- 17 -
         Section 4.1           PROPERTY USE..................................................................- 17 -
                               ------------
         Section 4.2           ERISA.........................................................................- 17 -
                               -----
         Section 4.3           SINGLE PURPOSE ENTITY.........................................................- 18 -
                               ---------------------
         Section 4.4           RESTORATION...................................................................- 20 -
                               -----------

                                    Article 5 - REPRESENTATIONS AND WARRANTIES...............................- 24 -
         Section 5.1           WARRANTY OF TITLE.............................................................- 24 -
                               -----------------
         Section 5.2           AUTHORITY.....................................................................- 24 -
                               ---------
         Section 5.3           LEGAL STATUS AND AUTHORITY....................................................- 24 -
                               --------------------------
         Section 5.4           VALIDITY OF DOCUMENTS.........................................................- 25 -
                               ---------------------
         Section 5.5           LITIGATION....................................................................- 25 -
                               ----------
         Section 5.6           STATUS OF PROPERTY............................................................- 25 -
                               ------------------
         Section 5.7           NO FOREIGN PERSON.............................................................- 26 -
                               -----------------
         Section 5.8           SEPARATE TAX LOT..............................................................- 26 -
                               ----------------
         Section 5.9           ERISA COMPLIANCE..............................................................- 26 -
                               ----------------

                                                  -i-

         Section 5.10          LEASES........................................................................- 27 -
                               ------
         Section 5.11          FINANCIAL CONDITION...........................................................- 27 -
                               -------------------
         Section 5.12          BUSINESS PURPOSES.............................................................- 27 -
                               -----------------
         Section 5.13          TAXES.........................................................................- 27 -
                               -----
         Section 5.14          MAILING ADDRESS...............................................................- 28 -
                               ---------------
         Section 5.15          NO CHANGE IN FACTS OR CIRCUMSTANCES...........................................- 28 -
                               -----------------------------------
         Section 5.16          DISCLOSURE....................................................................- 28 -
                               ----------
         Section 5.17          THIRD PARTY REPRESENTATIONS...................................................- 28 -
                               ---------------------------
         Section 5.18          ILLEGAL ACTIVITY..............................................................- 28 -
                               ----------------
         Section 5.19          CONTRACTS.....................................................................- 28 -
                               ---------

  Article 6 - OBLIGATIONS AND RELIANCES......................................................................- 28 -
         Section 6.1           RELATIONSHIP OF BORROWER AND LENDER...........................................- 28 -
                               -----------------------------------
         Section 6.2           NO RELIANCE ON LENDER.........................................................- 28 -
                               ---------------------
         Section 6.3           NO LENDER OBLIGATIONS.........................................................- 29 -
                               ---------------------
         Section 6.4           RELIANCE......................................................................- 29 -
                               --------

    Article 7 - FURTHER ASSURANCES...........................................................................- 29 -
         Section 7.1           RECORDING OF SECURITY INSTRUMENT, ETC.........................................- 29 -
                               -------------------------------------
         Section 7.2           FURTHER ACTS, ETC.............................................................- 30 -
                               -----------------
         Section 7.3           CHANGES IN TAX, DEBT CREDIT AND DOCUMENTARY STAMP
                               -------------------------------------------------
                               LAWS..........................................................................- 30 -
         Section 7.4           ESTOPPEL CERTIFICATES.........................................................- 31 -
                               ---------------------
         Section 7.5           FLOOD INSURANCE...............................................................- 31 -
                               ---------------
         Section 7.6           SPLITTING OF SECURITY INSTRUMENT..............................................- 31 -
                               --------------------------------
         Section 7.7           REPLACEMENT DOCUMENTS.........................................................- 32 -
                               ---------------------

   Article 8 - DUE ON SALE/ENCUMBRANCE.......................................................................- 32 -
         Section 8.1           LENDER RELIANCE...............................................................- 32 -
                               ---------------
         Section 8.2           NO SALE/ENCUMBRANCE...........................................................- 32 -
                               -------------------
         Section 8.3           SALE/ENCUMBRANCE DEFINED......................................................- 32 -
                               ------------------------
         Section 8.4           LENDER'S RIGHTS...............................................................- 33 -
                               ---------------
         Section 8.5           ONE-TIME TRANSFER. ...........................................................- 33 -
                               -----------------

      Article 9 - PREPAYMENT.................................................................................- 35 -
         Section 9.1           PREPAYMENT BEFORE EVENT OF DEFAULT............................................- 35 -
                               ----------------------------------
         Section 9.2           PREPAYMENT ON CASUALTY OR CONDEMNATION........................................- 35 -
                               --------------------------------------
         Section 9.3           PREPAYMENT AFTER EVENT OF DEFAULT.............................................- 35 -
                               ---------------------------------

      Article 10 - DEFAULT...................................................................................- 36 -
         Section 10.1          EVENTS OF DEFAULT.............................................................- 36 -
                               -----------------
         Section 10.2          LATE PAYMENT CHARGE...........................................................- 38 -
                               -------------------
         Section 10.3          DEFAULT INTEREST..............................................................- 38 -
                               ----------------

   Article 11 - RIGHTS AND REMEDIES..........................................................................- 39 -
         Section 11.1          REMEDIES......................................................................- 39 -
                               --------
         Section 11.2          APPLICATION OF PROCEEDS.......................................................- 41 -
                               -----------------------

                                                   -ii-

         Section 11.3          RIGHT TO CURE DEFAULTS........................................................- 41 -
                               ----------------------
         Section 11.4          ACTIONS AND PROCEEDINGS.......................................................- 42 -
                               -----------------------
         Section 11.5          RECOVERY OF SUMS REQUIRED TO BE PAID..........................................- 42 -
                               ------------------------------------
         Section 11.6          EXAMINATION OF BOOKS AND RECORDS..............................................- 42 -
                               --------------------------------
         Section 11.7          OTHER RIGHTS, ETC.............................................................- 42 -
                               -----------------
         Section 11.8          RIGHT TO RELEASE ANY PORTION OF THE PROPERTY..................................- 43 -
                               --------------------------------------------
         Section 11.9          VIOLATION OF LAWS.............................................................- 43 -
                               -----------------
         Section 11.10         RECOURSE AND CHOICE OF REMEDIES...............................................- 43 -
                               -------------------------------
         Section 11.11         RIGHT OF ENTRY................................................................- 44 -
                               --------------

   Article 12 - ENVIRONMENTAL HAZARDS........................................................................- 44 -
         Section 12.1          ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES..................................- 44 -
                               --------------------------------------------
         Section 12.2          ENVIRONMENTAL COVENANTS.......................................................- 45 -
                               -----------------------
         Section 12.3          LENDER'S RIGHTS...............................................................- 46 -
                               ---------------

    Article 13 - INDEMNIFICATION.............................................................................- 46 -
         Section 13.1          GENERAL INDEMNIFICATION.......................................................- 46 -
                               -----------------------
         Section 13.2          MORTGAGE AND/OR INTANGIBLE TAX................................................- 47 -
                               ------------------------------
         Section 13.3          ERISA INDEMNIFICATION.........................................................- 47 -
                               ---------------------
         Section 13.4          ENVIRONMENTAL INDEMNIFICATION.................................................- 48 -
                               -----------------------------
         Section 13.5          DUTY TO DEFEND; ATTORNEYS' FEES AND OTHER FEES AND
                               --------------------------------------------------
                               EXPENSES......................................................................- 49 -

      Article 14 - WAIVERS...................................................................................- 49 -
         Section 14.1          WAIVER OF COUNTERCLAIM........................................................- 49 -
                               ----------------------
         Section 14.2          MARSHALLING AND OTHER MATTERS.................................................- 49 -
                               -----------------------------
         Section 14.3          WAIVER OF NOTICE..............................................................- 49 -
                               ----------------
         Section 14.4          WAIVER OF STATUTE OF LIMITATIONS..............................................- 49 -
                               --------------------------------
         Section 14.5          SOLE DISCRETION OF LENDER.....................................................- 49 -
                               -------------------------
         Section 14.6          SURVIVAL......................................................................- 50 -
                               --------
         SECTION 14.7          WAIVER OF TRIAL BY JURY.......................................................- 50 -
                               -----------------------

     Article 15 - EXCULPATION................................................................................- 50 -
         Section 15.1          EXCULPATION...................................................................- 50 -
                               -----------
         Section 15.2          RESERVATION OF CERTAIN RIGHTS.................................................- 51 -
                               -----------------------------
         Section 15.3          EXCEPTIONS TO EXCULPATION.....................................................- 51 -
                               -------------------------
         Section 15.4          RECOURSE......................................................................- 51 -
                               --------
         Section 15.5          BANKRUPTCY CLAIMS.............................................................- 51 -
                               -----------------

      Article 16 - NOTICES...................................................................................- 52 -
         Section 16.1          NOTICES.......................................................................- 52 -
                               -------

    Article 17 - SERVICE OF PROCESS..........................................................................- 53 -
         Section 17.1          CONSENT TO SERVICE............................................................- 53 -
                               ------------------
         Section 17.2          SUBMISSION TO JURISDICTION....................................................- 53 -
                               --------------------------
         Section 17.3          JURISDICTION NOT EXCLUSIVE....................................................- 54 -
                               --------------------------

                                                  -iii-

     Article 18 - APPLICABLE LAW.............................................................................- 54 -
         Section 18.1          CHOICE OF LAW.................................................................- 54 -
                               -------------
         Section 18.2          USURY LAWS....................................................................- 54 -
                               ----------
         Section 18.3          PROVISIONS SUBJECT TO APPLICABLE LAW..........................................- 54 -
                               ------------------------------------

    Article 19 - SECONDARY MARKET............................................................................- 55 -
         Section 19.1          TRANSFER OF LOAN..............................................................- 55 -
                               ----------------

       Article 20 - COSTS....................................................................................- 55 -
         Section 20.1          PERFORMANCE AT BORROWER'S EXPENSE.............................................- 55 -
                               ---------------------------------
         Section 20.2          ATTORNEY'S FEES FOR ENFORCEMENT...............................................- 55 -
                               -------------------------------

     Article 21 - DEFINITIONS................................................................................- 56 -
         Section 21.1          GENERAL DEFINITIONS...........................................................- 56 -
                               -------------------

  Article 22 - MISCELLANEOUS PROVISIONS......................................................................- 56 -
         Section 22.1          NO ORAL CHANGE................................................................- 56 -
                               --------------
         Section 22.2          LIABILITY.....................................................................- 56 -
                               ---------
         Section 22.3          INAPPLICABLE PROVISIONS.......................................................- 56 -
                               -----------------------
         Section 22.4          HEADINGS, ETC.................................................................- 56 -
                               -------------
         Section 22.5          DUPLICATE ORIGINALS; COUNTERPARTS.............................................- 57 -
                               ---------------------------------
         Section 22.6          NUMBER AND GENDER.............................................................- 57 -
                               -----------------
         Section 22.7          SUBROGATION...................................................................- 57 -
                               -----------

      Article 23 - SPECIAL ..................................................................................- 57 -
         Section 23.1........................................................................................- 57 -
         Section 23.2........................................................................................- 57 -
         Section 23.3........................................................................................- 58 -
         Section 23.4........................................................................................- 58 -
         Section 23.5........................................................................................- 58 -
         Section 23.6........................................................................................- 58 -
         Section 23.7........................................................................................- 58 -
         Section 23.8........................................................................................- 58 -
         Section 23.9........................................................................................- 58 -
         Section 23.10.......................................................................................- 58 -
         Section 23.11.......................................................................................- 58 -
         Section 23.12.......................................................................................- 59 -
         Section 23.13.......................................................................................- 59 -
         Section 23.14              Statutory Power of Sale..................................................- 59 -
         DEFINITIONS............................................................................................-v-

                                 -iv-

                                DEFINITIONS

         The terms set forth below are defined in the following Sections of this Security Instrument:


          (a)      Additional Reserve:  Article 3, Subsection 3.7(d);
                   ------------------
          (b)      Applicable Laws:  Article 3, Subsection 3.10(a);
                   ---------------
          (c)      Attorneys' Fees/Counsel Fees:  Article 21, Section 21.1;
                   ----------------------------
          (d)      Bankruptcy Code:  Article 1, Subsection 1.1(f);
                   ---------------
          (e)      Borrower:  Preamble and Article 21, Section 21.1;
                   --------
          (f)      Business Day:  Article 16, Section 16.1;
                   ------------
          (g)      Condemnation Proceeds:  Article 4, Subsection 4.4(b)(ii);
                   ---------------------
          (h)      Debt:  Article 2, Section 2.1;
                   ----
          (i)      Default Prepayment:  Article 9, Section 9.3;
                   ------------------
          (j)      Default Rate:  Article 10, Section 10.3;
                   ------------
          (k)      Environmental Indemnity:  Article 10, Subsection 10.1(q);
                   -----------------------
          (l)      Environmental Law:  Article 12, Section 12.1;
                   -----------------
          (m)      Environmental Liens:  Article 12, Subsection 12.2(d);
                   -------------------
          (n)      Environmental Report: Article 12, Subsection 12.1(a)
                   --------------------
          (o)      ERISA:  Article 4, Subsection 4.2(a);
                   -----
          (p)      Escrow Fund:  Article 3, Section 3.5;
                   -----------
          (q)      Event:  Article 20, Section 20.1;
                   -----
          (r)      Event of Default:  Article 10, Section 10.1;
                   ----------------
          (s)      Flood Insurance Acts:  Article 3, Subsection 3.3(a)(vii);
                   --------------------
          (t)      Full Replacement Cost:  Article 3, Subsection 3.3(a)(i)(A);
                   ---------------------
          (u)      GAAP:  Article 3, Subsection 3.11(a);
                   ----

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                                                        -v-

          (v)      Guarantor:  Article 10, Subsection 10.1(e);
                   ---------
          (w)      Hazardous Substances:  Article 12, Section 12.1;
                   --------------------
          (x)      Improvements:  Article 1, Subsection 1.1(c);
                   ------------
          (y)      Indemnified Parties:  Article 13, Section 13.1;
                   -------------------
          (z)      Indemnitor(s):  Article 10, Subsection 10.1(o);
                   -------------
          (aa)     Insurance Premiums:  Article 3, Subsection 3.3(b);
                   ------------------
          (ab)     Insurance Proceeds:  Article 4, Subsection 4.4(b);
                   ------------------
          (ac)     Investor:  Article 19, Section 19.1;
                   --------
          (ad)     J. Baker Lease: Article 5, Section 5.10;
                   --------------
          (ae)     Land:  Article 1, Subsection 1.1(a);
                   ----
          (af)     Lease Guaranty:  Article 3, Subsection 3.7(a);
                   --------------
          (ag)     Leases:  Article 1, Subsection 1.1(f);
                   ------
          (ah)     Lender:  Preamble and Article 21, Section 21.1;
                   ------
          (ai)     Loan:  Article 5, Subsection 5.12;
                   ----
          (aj)     Loan Application:  Article 5, Section 5.15;
                   ----------------
          (ak)     Losses:  Article 13, Section 13.1;
                   ------
          (al)     Net Proceeds:  Article 4, Subsection 4.4(b);
                   ------------
          (am)     Net Proceeds Deficiency:  Article 4, Subsection 4.4(b)(vi);
                   -----------------------
          (an)     Note:  Recitals and Article 21, Section 21.1;
                   ----
          (ao)     Obligations:  Article 2, Section 2.3;
                   -----------
          (ap)     Other Charges:  Article 3, Subsection 3.4(a);
                   -------------
          (aq)     Other Obligations:  Article 2, Section 2.2;
                   -----------------
          (ar)     Other Security Documents:  Article 3, Section 3.2;
                   ------------------------
          (as)     Permitted Exceptions:  Article 5, Section 5.1;
                   --------------------

         (at)     Person:  Article 21, Section 21.1;
                  ------
         (au)     Personal Property:  Article 1, Subsection 1.1(e);
                   -----------------
         (av)     Policies/Policy:  Article 3, Subsection 3.3(b);
                  ---------------
         (aw)     Property:  Article 1, Section 1.1 and Article 21, Section
                  ---------
                  21.1;
         (ax)     Qualified Insurer:  Article 3, Subsection 3.3(b);
                  -----------------
         (ay)     Rating Agency:  Article 3, Subsection 3.3(b);
                  -------------
         (az)     Related Entities:  Article 8, Subsection 8.5(c)(E);
                  ----------------
         (ba)     Release:  Article 12, Section 12.1;
                  -------
         (bb)     Remediation:  Article 12, Section 12.1;
                  -----------
         (bc)     Rents:  Article 1, Subsection 1.1(f);
                  -----
         (bd)     Restoration:  Article 3, Subsection 3.3(h);
                  -----------
         (be)     Restoration Consultant:  Article 4, Subsection 4.4(b)(iii);
                  ----------------------
         (bf)     Restoration Retainage:  Article 4, Subsection 4.4(b)(iv);
                  ---------------------
         (bg)     Securities:  Article 19, Section 19.1;
                  ----------
         (bh)     Security Deposits:  Article 3, Subsection 3.7(c);
                  -----------------
         (bi)     Security Instrument:  Preamble;
                  -------------------
         (bj)     Taxes:  Article 3, Subsection 3.4(a);
                  -----
         (bk)     Tenant's Transferee:  Article 3, Subsection 3.7(d);
                  -------------------
         (bl)     Transferee:  Article 8, Subsection 8.5(c)(C);
                  ----------
         (bm)     Transferee's Principals:  Article 8, Subsection 8.5(c)(C);
                  -----------------------
         (bn)     Uniform Commercial Code:  Article 1, Subsection 1.1(e)
                  -----------------------

                                                       -vii-